UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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EASTGROUP PROPERTIES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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400 W. Parkway Place, Suite 100
Ridgeland, Mississippi 39157
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders:
The 2021 Annual Meeting of Shareholders (the “Meeting”) of EastGroup Properties, Inc. (the “Company”) will be held on Thursday, May 27, 2021 at 9:00 a.m., Central Daylight Time, in a virtual meeting format. To log on to the Meeting, visit www.virtualshareholdermeeting.com/EGP2021 and enter the unique 16-digit control number included on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card (if you received a printed copy of the proxy materials). Shareholders will be able to vote electronically and submit questions electronically during the Meeting. At the Meeting, shareholders will be asked to:
1.	Elect the eight director nominees named in this proxy statement for a one-year term to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	Approve by a non-binding, advisory vote the compensation of our Named Executive Officers as described in this proxy statement;
4.	Approve the amendment and restatement of our charter and our bylaws to allow our bylaws to be amended by a majority of stockholder votes; and
5.	Transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
All shareholders of record at the close of business on March 26, 2021 are entitled to notice of and to vote at the Meeting or any adjournment thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders electronically. We believe these rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Meeting.
By Order of the Board of Directors

Brent W. Wood Executive Vice President, Chief Financial Officer and Treasurer
DATED: April 12, 2021

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 27, 2021.
This proxy statement and our 2020 Annual Report to Shareholders are available at www.proxyvote.com
Whether or not you plan to attend the 2021 Annual Meeting of Shareholders, please carefully read the proxy statement and other proxy materials and complete a proxy for your shares as soon as possible. You may authorize your proxy via the Internet or by telephone by following the instructions on the website indicated in the materials you received in the mail. If you received a Notice of Availability of Proxy Materials, you may also request a paper or an e-mail copy of our proxy materials and a paper proxy card at any time. If you receive a copy of the proxy card by mail, you may sign, date and mail the proxy card in the postage-paid envelope provided. If you attend the Meeting, you may vote via the virtual platform during the Meeting if you wish, even if you previously have submitted your proxy. However, please note that if your shares are held of record by a bank, broker or similar organization and you wish to vote via the virtual platform during the Meeting, you must obtain a “legal proxy” issued in your name from such bank, broker or similar organization.

ABOUT THE 2021 ANNUAL MEETING	1
CORPORATE GOVERNANCE AND BOARD MATTERS	5
Director Nominees Qualifications and Biographical Information	5
Board Size	9
Independent Directors	10
Shareholder Communication with the Board	10
Code of Ethics and Business Conduct and Other Policies	10
Leadership Structure	11
Board Oversight of Risk Management	11
Committees and Meeting Data	11
Nominating Procedures	12
Board Attendance at Meetings	12
Compensation Committee Interlocks and Insider Participation	13
Compensation of Directors	13
PROPOSALS TO BE VOTED ON	15
Proposal 1 – Election of Directors	15
Proposal 2 – Ratification of Independent Registered Public Accounting Firm	16
Proposal 3 – Non-Binding, Advisory Vote on Executive Compensation	17
Proposal 4 – Approval of Articles of Amendment and Restatement of the Charter and Amendment and Restatement of the Bylaws to Allow the Bylaws to be Amended by a Majority of Stockholder Votes	18
ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS	21
EXECUTIVE OFFICERS	25
COMPENSATION OF EXECUTIVE OFFICERS	26
Compensation Discussion and Analysis	26
Tax and Accounting Considerations	36
Compensation Committee Report	37
Summary Compensation Table	38
Grants of Plan-Based Awards in 2020	39
Outstanding Equity Awards at 2020 Fiscal Year-End	39
Option Exercises and Stock Vested in 2020	42
Potential Payments upon Termination or Change in Control	42
CEO Compensation Pay Ratio	45
Equity Compensation Plan Information	46
CERTAIN TRANSACTIONS AND RELATIONSHIPS	47
Change in Control Agreement	47
Related-Party Transactions Policies and Procedures	47
OWNERSHIP OF COMPANY STOCK	48
Security Ownership of Certain Beneficial Owners	48
Security Ownership of Directors and Officers	48
Ownership Guidelines for Directors and Officers	49
AUDIT COMMITTEE MATTERS	50
Report of the Audit Committee	50
Policy for Pre-Approval of Audit and Permitted Non-Audit Services	51
Auditor Fees and Services	51
OTHER MATTERS	52
APPENDICES
Appendix A: Proposed Articles of Amendment and Restatement	A-1
Appendix B: Proposed Amended and Restated Bylaws	B-1
Every shareholder’s vote is important. Please complete, sign, date, and return your proxy card, or authorize your proxy by phone or via the Internet.
i

PROXY STATEMENT
The following information is furnished in connection with the 2021 Annual Meeting of Shareholders (the “Meeting”) of EastGroup Properties, Inc. (the “Company”), to be held on May 27, 2021 at 9:00 a.m., Central Daylight Time, in a virtual meeting format. This proxy statement and 2020 Annual Report to shareholders are first being made available, and a Notice Regarding the Availability of Proxy Materials is first being mailed, to shareholders on or about April 12, 2021.
ABOUT THE 2021 ANNUAL MEETING
What is the purpose of the Meeting?
At the Meeting, shareholders will be asked to elect the eight director nominees named in this proxy statement for a one-year term, ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, approve by a non-binding, advisory vote the compensation of our Named Executive Officers (as defined below) and approve the amendment and restatement of our articles of incorporation, as amended (our “Charter”) and our amended and restated bylaws (our “Bylaws”) to allow our Bylaws to be amended by a majority of stockholder votes. In addition, management will report on the performance of the Company and respond to questions from shareholders at management’s discretion.
Who is entitled to vote?
All shareholders of record as of the close of business on Friday, March 26, 2021 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, 40,021,537 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each item submitted to shareholders for consideration.
Why didn’t I automatically receive a paper copy of the proxy statement, proxy card and Annual Report?
The Securities and Exchange Commission (“SEC”) rules allow us to furnish proxy materials to our shareholders electronically. In an effort to lower the costs of delivery of proxy materials, as well as to reduce our use of paper, we have elected to take advantage of these rules by only mailing materials to those shareholders who specifically request a paper copy. On or around April 12, 2021, all shareholders were mailed a Notice Regarding the Availability of Proxy Materials that contains an overview of the proxy materials and explains several methods by which shareholders can view the proxy materials online or request to receive a copy of proxy materials via regular mail or email. There is NO charge for requesting a copy of the proxy materials.
How can I get electronic access to the proxy materials?
The Notice Regarding the Availability of Proxy Materials includes a website address that will:
•	Provide you with instructions on how to view our proxy materials on the Internet; and
•	Enable you to notify us to send future proxy materials to you by email.
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Can I find additional information on the Company’s website?
Yes. Our website is located at www.eastgroup.net. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our Code of Ethics and Business Conduct, Corporate Governance Guidelines, charters of committees of our Board of Directors (the “Board”) and reports that we file with the SEC. A copy of our Code of Ethics and Business Conduct, Corporate Governance Guidelines and each of the charters of our Board committees may be obtained free of charge by writing to EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157, Attention: Investor Relations.
How do I vote?
Voting During the Virtual Meeting. If you are a “registered owner” or “record holder” (i.e., you hold your shares in your own name as a holder of record with our transfer agent, EQ Shareowner Services), you may attend the Meeting virtually and vote your shares during the Meeting. If you are a “beneficial owner” because your bank, broker or similar organization is the holder of your shares (i.e., your shares are held in “street name”) and you wish to vote during the Meeting, you will need to obtain a “legal proxy” from the bank, broker or similar organization that holds your shares of Common Stock of record. If you attend the Meeting and you submit your vote during the Meeting, any previous votes that you submitted by mail or authorized via the Internet or by telephone will be superseded by the vote that you cast during the Meeting. Further instructions for voting during the Meeting can be obtained by calling us at (601) 354-3555.
Voting by Proxy for Shares Registered Directly in the Name of the Shareholder. If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, EQ Shareowner Services, you may also instruct the proxy holders named in the proxy card how to vote your shares of Common Stock in one of the following ways:
•
Vote online. You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have a shareholder identification number, which is provided in the Notice Regarding the Availability of Proxy Materials.

•	Vote by telephone. If you received printed materials, you also have the option to vote by telephone by following the “Vote by Phone” instructions on the proxy card.
•	Vote by regular mail. If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.
Voting by Proxy for Shares Registered in Street Name. If your shares of Common Stock are held in street name, you will receive instructions from your bank, broker or similar organization that you must follow in order to have your shares voted.
Regardless of how you choose to vote, your vote is important to us and we encourage you to vote promptly.
What happens if I return my proxy card without voting on all proposals?
When you return a properly executed proxy card, the proxy holders named in the proxy card, Marshall A. Loeb and Brent W. Wood, will vote the shares that the proxy card represents in accordance with your directions. If you return the signed proxy card with no direction on a proposal, the proxy holders will vote your proxy FOR each of the Board’s eight director nominees named in this proxy statement, FOR the ratification of the independent registered public accounting firm for the fiscal year ending December 31, 2021, FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement, and FOR the approval of the amendment and restatement of our Charter and our Bylaws to allow our Bylaws to be amended by a majority of stockholder votes.
Will there be any other items of business on the agenda?
Pursuant to the Company’s Bylaws and SEC rules, shareholder proposals must have been received by February 20, 2021 to be considered at the Meeting. To date, we have received no shareholder proposals and we do not expect any other items of business. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Marshall A. Loeb and Brent W. Wood with respect to any other matters that might be properly brought before the Meeting. Those persons intend to vote that proxy in accordance with their best judgment.
How many votes are needed to hold the Meeting?
In order to conduct the Meeting, the presence, in person at the virtual Meeting or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority (i.e., greater than 50%) of all the votes entitled to be cast at the Meeting, is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy card, or proxies submitted by telephone or online, including abstentions and broker non-votes, will be treated as present at the Meeting for purposes of determining a quorum.

How many votes are needed to approve each proposal?
Proposal 1 concerns the election of the eight director nominees named in this proxy statement for a one-year term. The votes cast “For” a nominee must exceed the votes cast “Against” the nominee for the nominee to be elected. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved as they do not count as votes cast for such matter. If a nominee fails to receive more “For” votes than votes cast “Against” and is an incumbent director, the nominee is required to tender a resignation to the Nominating and Corporate Governance Committee of the Board for consideration. If the resignation is not accepted, the nominee will continue to serve as director until the next annual meeting and until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.
Proposal 2 concerns ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. Even though the vote is advisory and non-binding, the Audit Committee of the Board will consider a vote against the firm by the shareholders in selecting the Company’s independent registered public accounting firm in the future.
Proposal 3 concerns approval by a non-binding, advisory vote of the compensation of the Named Executive Officers disclosed in the section of this proxy statement entitled “Compensation of Executive Officers.” For the non-binding, advisory vote to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
Proposal 4 concerns approval of the amendment and restatement of the Company’s Charter and Bylaws to allow the Bylaws to be amended by the stockholders representing a majority of all votes entitled to be cast on the matter. This proposal will be approved if the holders of not less than eighty percent (80%) of all the votes entitled to be cast on this proposal vote “For” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
Can I change my vote after I have voted?
Yes. You can revoke your proxy and change your vote at any time before the polls close at the Meeting. You can do this by:
•	filing with the Secretary of the Company a written revocation;
•	signing and submitting another proxy with a later date; or
•	attending the Meeting, withdrawing the proxy and voting during the Meeting.
How do I submit a proposal for the 2022 Annual Meeting?
If a shareholder wishes to have a proposal considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders, the shareholder must submit the proposal in writing to the Secretary of the Company at 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157 so that the Company receives the proposal by December 13, 2021.
If the proposal is not intended to be included in the Company’s proxy statement, a qualified shareholder intending to introduce a proposal or nominate a director at the 2022 Annual Meeting of Shareholders should give written notice to the Company’s Secretary not later than February 26, 2022 and not earlier than January 27, 2022 (although these dates may be adjusted in the event that the date of the 2022 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after the anniversary date of the Meeting).
Shareholders also are advised to review the Company’s Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and director nominations.
Will anyone contact me regarding this vote?
No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, email or other electronic means or personal interviews. In addition, we reserve the right to solicit proxies through our directors, officers and employees (who will receive no additional compensation for those services). We anticipate that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.
Who has paid for this proxy solicitation?
The Company has paid the entire expense of this proxy statement and any additional materials furnished to shareholders.

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees Qualifications and Biographical Information

(1)	Excludes Marshall A. Loeb, our CEO

The biography of each director nominee below contains information regarding that person’s principal occupation, tenure with the Company, business experience, other director positions currently held or held at any time during the past five years, and the specific experience, qualifications, attributes or skills that led to the conclusion by the Board that such person should serve as a director of the Company.
D. Pike Aloian Age: 66 Gender: Male Independent Director Since: 1999 Committees: Audit, Nominating and Corporate Governance
Select Business Experience:
	•	Managing Director of Neuberger Berman, a New York-based investment management firm
	•	Partner of Almanac Realty Investors, LLC (“Almanac”) and its predecessor entities through January 31, 2020, when the firm was acquired by Neuberger Berman
	•	Serves as a member of the Almanac Investment Committee

Key Experience/Director Qualifications:
	•	Financial and investment experience, knowledge of capital markets and experience on other public and private company boards
	•	Plays senior role in the on-going management of the Almanac business, including the origination, structuring and management of Almanac’s capital investments to public and private real estate companies
	•	Graduated from Harvard College and received an MBA from Columbia University Graduate School of Business, where he also served as an adjunct professor
H. Eric Bolton, Jr. Age: 64 Gender: Male Independent Lead Director Since: 2017 Director Since: 2013 Committees: Audit, Compensation
Select Business Experience:
•
Chief Executive Officer of Mid-America Apartment Communities, Inc. (“MAA”) (NYSE: MAA), a real estate investment trust (“REIT”) that owns and operates apartment communities, since October 2001 and Chairman of the Board of Directors of MAA since September 2002

•
Joined MAA in 1994 as Vice President of Development and was named Chief Operating Officer in February 1996 and promoted to President in December 1996; prior to that time, he was Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors

	•	Served on the Board of Directors of Interstate Hotels and Resorts, Inc. from 2008 to 2010

Key Experience/Director Qualifications:
	•	Brings extensive business and real estate operating experience to the Board
	•	Serves on the National Association of Real Estate Investment Trusts (“Nareit”) Advisory Board of Governors
	•	Received a BBA in Accounting from the University of Memphis and an MBA with a concentration in Finance and Real Estate from the University of North Texas

Donald F. Colleran Age: 65 Gender: Male Independent Director Since: 2017 Committees: Compensation, Nominating and Corporate Governance
Select Business Experience:
	•	President and Chief Executive Officer of FedEx Express and also serves on the Strategic Management Committee of FedEx Corporation (“FedEx”), which sets the strategic direction for FedEx
•
Joined FedEx in 1989, where he has served in a variety of leadership roles including Executive Vice President, Chief Sales Officer of FedEx from 2016 to 2019 and Executive Vice President, Global Sales of FedEx Services from 2006 to 2016

Key Experience/Director Qualifications:
	•	Leadership positions provide broad experience and allow him to provide valuable insight to the Company and the Board regarding operational and strategic issues
	•	Serves on the Board of Directors of ABM Industries, since 2018
	•	Received a BBA from the University of New Hampshire
Hayden C. Eaves III Age: 75 Gender: Male Independent Director Since: 2002 Committees: Compensation, Nominating and Corporate Governance
Select Business Experience:
	•	President of Hayden Holdings, Inc., a family investment management company, and an advisor to IDS Real Estate Group, where he served as a Managing Director until 2006
•
President and Chief Executive Officer of the Western Region of Trammell Crow Company until 1995, where he was responsible for 52 million square feet of industrial, office and retail space in California, Oregon, Washington, Arizona and Nevada

Key Experience/Director Qualifications:
•
Leadership and extensive experience in the real estate, real estate development and real estate operations business, particularly in the California and Arizona real estate markets, are valuable to the Board

	•	Serves on the Board of Directors of Watson Land Company, a private developer, owner, and manager of industrial properties located in Southern California and Lehigh Valley, Pennsylvania
	•	Received a BS in Accounting from California State University of Los Angeles

David H. Hoster II Age: 75 Gender: Male Director Since: 1993 Chairman of the Board Since: 2016
Select Business Experience:
	•	Chief Executive Officer of the Company from 1997 to December 2015 and President of the Company from 1993 to March 2015
	•	Leadership experience and knowledge of the Company and the industry in which we operate, including over 40 years’ involvement with publicly held REITs

Key Experience/Director Qualifications:
	•	Extensive experience with industrial real estate provides valuable insight to the Board in formulating and executing the Company’s strategy
	•	Served on the Board of Directors of Trustmark National Bank and Trustmark Corporation until April 2016 and on the Nareit Board of Governors
	•	Received a BA degree with honors from Princeton University and a MBA from Stanford University Graduate School of Business
Marshall A. Loeb Age: 58 Gender: Male Director Since: 2016
Select Business Experience:
	•	President of the Company since March 2015 and Chief Executive Officer and a director of the Company since January 2016
	•	Rejoined the Company as President and Chief Operating Officer in March 2015 from Glimcher Realty Trust (“Glimcher”), a retail REIT that owns, develops and manages shopping centers in the United States
	•	He served as President and Chief Operating Officer of Glimcher from 2005 to 2015 until it was acquired by Washington Prime Group Inc.
	•	Chief Financial Officer of Parkway Properties, Inc. from 2000 to 2005
	•	Previously employed by the Company from 1991 to 2000, beginning as an asset manager and rising to senior vice president after having a variety of responsibilities with the Company

Key Experience/Director Qualifications:
	•	30 years of experience with publicly held REITs and brings real estate industry, finance, operations, development, and executive leadership expertise to the Board
•
Serves on the Board of Directors of Lamar Advertising Company (Nasdaq: LAMR), one of the largest outdoor advertising companies in the world specializing in billboard, interstate logo, transit and airport advertising formats

	•	Received a BS in Accounting and a Master of Tax Accounting degree from the University of Alabama, then earned a MBA from the Harvard Graduate School of Business

Mary E. McCormick Age: 63 Gender: Female Independent Director Since: 2005 Committees: Audit, Nominating and Corporate Governance
Select Business Experience:
	•	Executive Director of the Center for Real Estate at The Ohio State University where she is also a Senior Lecturer at the Fisher College of Business
	•	Served the Ohio Public Employees Retirement System from 1989 through 2005, where she was responsible for directing real estate investments and overseeing an internally managed REIT portfolio
	•	Served on the boards of multiple public and private real estate companies and as a Senior Advisor for Almanac Realty Partners from 2010 to 2016

Key Experience/Director Qualifications:
	•	Extensive experience in real estate, capital markets, and corporate governance and brings that expertise to Board discussions
	•	Held a number of leadership positions for a variety of national and regional real estate associations, including Chair of the Pension Real Estate Association
	•	Serves on the Board of Directors of Xenia Hotels and Resorts, Inc. (NYSE: XHR), a lodging REIT, since 2015, and previously served on the Board of Directors of MAA from 2006 to 2010
	•	Member of the Urban Land Institute, NAIOP, Inc., Commercial Real Estate Development Association, and the Pension Real Estate Association
	•	Received a Bachelor’s degree and an MBA from The Ohio State University
Katherine M. Sandstrom Age: 52 Gender: Female Independent Director Since: 2020 Committees: Audit
Select Business Experience:
•
Served as Senior Managing Director at Heitman LLC (“Heitman”), a real estate investment management firm, as an Advisor from July 2018 to March 2019 and Senior Managing Director and global head of Heitman’s Public Real Estate Securities business from 2013 to 2018

•
Joined Heitman in 1996 and held several senior leadership positions across multiple facets of the institutional real estate investment industry. Additionally, Ms. Sandstrom previously served on Heitman’s Global Management Committee, the Board of Managers and the Allocation Committee

Key Experience/Director Qualifications:
	•	Brings valuable business, financial and investment expertise to the Board
	•	Serves on the Board of Directors of Healthpeak Properties, Inc. (NYSE: PEAK), a REIT serving the healthcare industry, since 2018
	•	Received a Bachelor of Arts in Accounting from the University of West Florida, and she is a certified public accountant
Board Size
Our Bylaws provide that the number of directors will be initially as provided in our Charter, and subsequently as determined by the Board. H.C. Bailey, Jr.'s term expires at the Meeting, and he has not been nominated by the Board to stand for reelection, and Leland R. Speed, the Chairman Emeritus of the Board and a director of the Company, passed away in January 2021. Accordingly, the Board has adopted resolutions reducing the size of the Board from ten (10) to eight (8) members, effective at the conclusion of the Meeting and the expiration of Mr. Bailey's term as a director.

Independent Directors
Under the New York Stock Exchange (“NYSE”) listing standards, at least a majority of the Company’s directors and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must meet the test of “independence” as defined by the NYSE. The NYSE standards provide that, to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with such person’s ability to exercise independent judgment as a member of the Company’s Board.
Our Board currently has nine members: D. Pike Aloian, H.C. Bailey, Jr., H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves III, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Katherine M. Sandstrom. The Board has determined that each director who served during the fiscal year ended December 31, 2020 was, and each current director continues to be, independent other than Mr. Loeb, the Company’s Chief Executive Officer; Mr. Hoster, the Company’s Chairman of the Board; and Mr. Speed, who served as the Company’s Chairman Emeritus.
One of our directors serves as an executive officer at a company with whom we may directly or indirectly do business. The Board determined that the commercial relationships involving routine, arms-length transactions between the Company and the other party were not considered a material relationship that would impair the director’s independence. We provide additional details about the relationship in the following table.
Director	Name of Employer (including affiliated companies)	Business Relationship	Dollar Amount of Transactions (approximate)
Donald F. Colleran	FedEx Corporation	Routine leasing of space by the Company to FedEx	$3,000,000, representing less than 0.9% of the Company’s gross revenues in 2020
		Routine purchases of package delivery services by the Company from FedEx	The amount paid by the Company represents a de minimis percentage of FedEx’s gross revenue in fiscal 2020
Shareholder Communication with the Board
The Board has created the position of Lead Independent Director to facilitate and strengthen the Board’s independent oversight of our performance, strategy and succession planning and to promote effective governance standards. The Lead Independent Director presides over the meetings of the non-management directors of the Company. Our current Lead Independent Director is Mr. Bolton. Shareholders and other parties interested in communicating directly with the Lead Independent Director or with the directors as a group may do so by writing to Lead Independent Director, EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157. Correspondence so addressed will be forwarded directly to the Lead Independent Director, who will forward any such communication to the director(s) to whom the communication is addressed. Shareholders and other parties interested in communicating with the directors as a group may also do so via the Contact Us page of EastGroup’s website at www.eastgroup.net.
Code of Ethics and Business Conduct and Other Policies
Code of Ethics and Business Conduct
Our Board adopted a Code of Ethics and Business Conduct (the “Code of Ethics”), which governs business decisions made and actions taken by our directors, officers and employees. A copy of this Code of Ethics is available on our website at http://investor.eastgroup.net/govdocs. We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.

Corporate Governance Guidelines
Our Board adopted Corporate Governance Guidelines, a copy of which is available on our website at http://investor.eastgroup.net/govdocs.
Copies of our Code of Ethics and Corporate Governance Guidelines may also be obtained free of charge by writing to EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157, Attention: Investor Relations.
Leadership Structure
Our current leadership structure is comprised of the Chairman of the Board, a separate Chief Executive Officer, an independent director serving as Lead Independent Director who presides over the non-management directors, and strong, active independent directors. As Chief Executive Officer, Mr. Loeb is responsible for setting the strategic direction of the Company and for the day to day leadership and management of the Company, while Mr. Hoster, Chairman of the Board, provides oversight, direction and leadership to the Board.
Another component of our leadership structure is the active role played by our independent directors in overseeing the Company’s business, both at the Board and committee level. Seven of the current nine directors and six of the eight director nominees are considered independent under the NYSE listing standards. All of our directors are free to suggest the inclusion of items on the agenda for meetings of our Board or raise subjects that are not on the agenda for that meeting. In addition, our Board and each committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board also holds regularly scheduled executive sessions of only non-management directors, led by the Lead Independent Director, in order to promote discussion among the non-management directors and assure independent oversight of management. Moreover, our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, all of which are comprised entirely of independent directors, also perform oversight functions independent of management.
Board Oversight of Risk Management
The Company believes that its leadership structure allows the Board to provide effective oversight of the Company’s risk management function by receiving and discussing regular reports prepared by the Company’s senior management on areas of material risk to the Company, including market conditions; tenant concentrations and credit worthiness; leasing activity and expirations; compliance with debt covenants; management of our balance sheet and debt maturities; access to debt and equity capital markets; existing and potential legal claims against the Company; cyber-security including cyber-attacks and computer viruses; environmental, social and governance (“ESG”) initiatives; enterprise risk management; and various other matters relating to the Company’s business. Additionally, the Board administers its risk oversight function through (i) the required approval by the Board (or a committee thereof) of significant transactions and other decisions, including, among others, development and acquisitions of properties, new borrowings and the appointment and retention of the Company’s senior management, (ii) the coordination of the direct oversight of specific areas of the Company’s business by the Compensation, Audit and Nominating and Corporate Governance Committees, and (iii) periodic reports from the Company’s auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes, the Company’s internal control over financial reporting, and the security of the electronic systems which the Company relies upon to conduct its business.
See the discussion under the heading “Leadership Structure” above for a discussion of why the Board has determined that its current leadership structure is appropriate.
Committees and Meeting Data
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee; membership of these committees is outlined in the table below. Each member of each of these committees is “independent” as that term is defined in the NYSE listing standards. The Board has adopted written charters for each of these committees, which are available on our website at http://investor.eastgroup.net/govdocs.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
D. Pike Aloian	Member		Chair
H.C. Bailey, Jr.		Member
H. Eric Bolton, Jr	Member	Chair
Donald F. Colleran		Member	Member
Hayden C. Eaves III		Member	Member
David H. Hoster II
Mary E. McCormick	Chair		Member
Katherine M. Sandstrom	Member
Number of meetings in fiscal year 2020	7	4	5
The Audit Committee oversees the financial reporting of the Company, including the audit by the Company’s independent registered public accounting firm and the internal audit department. Mmes. McCormick and Sandstrom and Messrs. Aloian and Bolton have each been designated as an “Audit Committee financial expert” in accordance with the SEC rules and regulations, and the Board has determined that they have accounting and related financial management expertise within the meaning of the listing standards of the NYSE. See “Report of the Audit Committee” later in this proxy statement.
The Compensation Committee’s function is to review and recommend to the Board appropriate executive compensation policy, approve compensation of the Company’s executive officers and to review and recommend to the Board appropriate compensation of the Company’s directors. The Compensation Committee also reviews and makes recommendations with respect to executive and employee benefit plans and programs. Mr. Bailey’s term expires at the Meeting, and he has not been nominated by the Board to stand for reelection.
The responsibilities of the Nominating and Corporate Governance Committee include assessing Board membership needs and identifying, screening, recruiting and presenting director candidates to the Board, implementing policies regarding corporate governance matters, making recommendations regarding committee memberships and sponsoring and overseeing performance evaluations for the Board as a whole and the directors.
Nominating Procedures
In identifying suitable candidates for nomination as a director, the Nominating and Corporate Governance Committee considers the needs of the Board and the range of skills and characteristics required for effective functioning of the Board. Although the Company does not have a formal policy or guidelines regarding diversity, the Company’s Corporate Governance Guidelines recognize the value of having a Board that encompasses a broad range of skills, expertise, contacts, background, industry knowledge and diversity of opinion. In evaluating such skills and characteristics, the Committee may take into consideration such factors as it deems appropriate, including those included in the Corporate Governance Guidelines. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. In addition, the Nominating and Corporate Governance Committee will consider nominees suggested by incumbent Board members, management, shareholders and, in certain circumstances, outside search firms; as such, shareholders may influence the composition of the Board. Under this principle, the Nominating and Corporate Governance Committee will consider written recommendations for potential nominees suggested by shareholders. Any such person will be evaluated in the same manner as any other potential nominee for director. Any suggestion for a nominee for director by a shareholder should be sent to the Company’s Secretary at 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157, within the time periods set forth under the heading “About the Meeting – How do I submit a proposal for the 2022 Annual Meeting?”
Board Attendance at Meetings
The Company’s Corporate Governance Guidelines provide that all directors are expected to regularly attend all meetings of the Board and the Board committees on which he or she serves. The Board held five meetings during the Company’s 2020 fiscal year, and all directors attended 75% or more of the Board meetings and meetings held by all committees of the Board on which he or she served. Each director nominee also is expected to attend the Meeting. All of our board members who were directors at the time of the 2020 Annual Meeting of Shareholders attended that meeting.

Compensation Committee Interlocks and Insider Participation
As noted above, the Compensation Committee is comprised of four independent directors: Messrs. Bailey, Bolton, Colleran and Eaves. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or had any other relationships with us requiring disclosure herein. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board, nor has such interlocking relationship existed in the past.
Compensation of Directors
We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board and that this approach is comparable to the policies of our peers. We feel that it is appropriate to provide cash compensation to our non-employee directors to compensate them for their time and effort and to provide equity compensation to our non-employee directors to align their long-term interests with those of the Company and our shareholders.
Under the Company’s director compensation program as set forth in the Independent Director Compensation Policy, non-employee directors are paid annual cash retainers for their service as shown below.
Position	Annual Cash Retainer ($)
Non-employee Director	56,000
Lead Independent Director	25,000
Audit Committee chairperson	20,000
Audit Committee member	10,000
Compensation Committee chairperson	15,000
Compensation Committee member	7,500
Nominating and Corporate Governance Committee chairperson	12,000
Nominating and Corporate Governance Committee member	6,000
Investment Committee member	6,000
In addition, each non-employee director is reimbursed for his or her expenses in connection with attendance of meetings.
A non-employee director who is appointed to the Board outside of an annual meeting of shareholders will receive a prorated amount of the applicable annual cash retainer, based on the time between his or her appointment and our next annual meeting of shareholders.
Pursuant to the Independent Director Compensation Policy, non-employee directors receive an annual award under the Company’s 2013 Equity Incentive Plan, in connection with their election to the Board at the annual meeting of shareholders. The annual award consists of shares of the Company’s Common Stock determined by dividing $100,000 by the fair market value of a share of the Company’s Common Stock on the date of grant. If a fraction results, the number of shares shall be rounded up to the next whole number. A non-employee director who is appointed to the Board outside of the annual meeting of shareholders will receive a prorated amount of the annual award, based on the time between his or her appointment and our next annual meeting of shareholders.
The Independent Director Compensation Policy also provides that each new non-employee director appointed or elected will receive an automatic award of restricted shares of Common Stock, under the Company’s 2013 Equity Incentive Plan, on the effective date of election or appointment, the number of which equals $25,000 divided by the fair market value of a share of the Company’s Common Stock on such date. If a fraction results, the number of shares shall be rounded up to the next whole number. These restricted shares will vest over a four-year period, subject to the director’s continuous service on our Board on each applicable vesting date.
As an employee of the Company, Mr. Loeb did not receive any compensation for his service as a director during the fiscal year ended December 31, 2020. The compensation received by Mr. Loeb, as a Named Executive Officer of the Company, is presented in “Compensation of Executive Officers – Summary Compensation Table” below. The Company’s non-employee directors received the following aggregate amounts of compensation for the fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
D. Pike Aloian	84,504	100,050	184,554
H.C. Bailey, Jr.	70,129	100,050	170,179
H. Eric Bolton, Jr.	110,504	100,050	210,554
Donald F. Colleran(2)	73,129	100,050	173,179
Hayden C. Eaves III	73,129	100,050	173,179
David H. Hoster II(3)	112,508	100,050	212,558
Mary E. McCormick	89,504	100,050	189,554
Katherine M. Sandstrom(2)(4)	33,798	112,444	146,242
Leland R. Speed	62,504	100,050	162,554
(1)
Represents the aggregate grant date fair values of the shares and restricted shares of Common Stock awarded to the non-employee directors during the fiscal year ended December 31, 2020, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 17, 2021.

(2)	As of December 31, 2020, Mr. Colleran held 70 shares of restricted stock and Ms. Sandstrom held 208 shares of restricted stock; no other directors held any outstanding equity awards as of that date.
(3)
In addition to the standard payments to non-employee directors under the Company’s Independent Director Compensation Policy, the Board approved a cash stipend equal to $50,000 for Mr. Hoster, in connection with his additional service as Chairman of the Board in 2020.

(4)
Ms. Sandstrom was appointed to the Board in July 2020. In accordance with the Company’s Independent Director Compensation Policy, she received (i) a prorated portion of the annual cash retainers for service on the Board and the Audit Committee, (ii) a prorated annual award of shares of Common Stock and (iii) a grant of restricted shares for her initial election to the Board.

PROPOSALS TO BE VOTED ON
Proposal 1 – Election of Directors
In accordance with our Bylaws, the Board has by resolution fixed the number of directors to be elected at the Meeting at eight. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The nominees for director are: D. Pike Aloian, H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves III, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Katherine M. Sandstrom. All nominees are currently serving as directors of the Company and were elected at the 2020 Annual Meeting of Shareholders, with the exception of Ms. Sandstrom, who was appointed to the Board on July 6, 2020.
Unless instructed otherwise, proxies will be voted “FOR” the nominees listed above. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, your proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.
Information regarding the director nominees can be found under “Corporate Governance and Board Matters – Director Nominees Qualifications and Biographical Information.”
Nominees receiving more “For” votes than votes cast “Against” will be elected. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF MMES. MCCORMICK AND SANDSTROM AND MESSRS. ALOIAN, BOLTON, COLLERAN, EAVES, HOSTER AND LOEB TO SERVE ON THE BOARD UNTIL THE 2022 ANNUAL SHAREHOLDER MEETING AND UNTIL A SUCCESSOR FOR EACH IS DULY ELECTED AND QUALIFIED.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm
The Audit Committee is responsible for the appointment of the independent registered public accounting firm engaged by the Company. The Audit Committee has appointed KPMG as independent auditors for the fiscal year ending December 31, 2021. KPMG was first appointed as our independent registered public accounting firm effective in 1970 to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 1970. During 2020, the Audit Committee conducted an audit proposal process and selected KPMG to continue serving as the Company’s independent registered public accounting firm. The Board is asking shareholders to approve this appointment. KPMG audited the Company’s financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2020. A representative of KPMG will be present at the Meeting and will have an opportunity to make a statement and answer appropriate questions.
The “Audit Committee Matters” section of this Proxy Statement contains additional information regarding the independent auditors, including a description of the Audit Committee’s Policy for Pre-Approval of Audit and Permitted Non-Audit Services and a summary of Auditor Fees and Services.
The Board recommends that you vote “FOR” the appointment of KPMG, an independent registered public accounting firm, to serve as the Company’s independent auditors for the 2021 fiscal year.
Shareholder ratification of the appointment of KPMG as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the appointment of KPMG to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee may reconsider whether or not to retain KPMG in the future. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Proposal 3 – Non-Binding, Advisory Vote on Executive Compensation
Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation awarded to our Named Executive Officers, as we have described it in the “Compensation of Executive Officers” section of this Proxy Statement.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and procedures described in this proxy statement, pursuant to Item 402 of Regulation S-K. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve, on a non-binding, advisory basis, the following resolution at the Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
You may vote for or against the resolution, or you may abstain. For the advisory vote on the compensation of our Named Executive Officers to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
While the say-on-pay vote is advisory and will be non-binding, the Compensation Committee does value the opinions of our shareholders and intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our Named Executive Officers. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2022 annual meeting of shareholders, and the next advisory vote on the frequency of holding a say-on-pay vote will occur no later than the 2023 annual meeting of shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS RESOLUTION.

Proposal 4 – Approval of Articles of Amendment and Restatement of the Charter and Amendment and Restatement of the Bylaws to Allow the Bylaws to be Amended by a Majority of Stockholder Votes
We are asking our stockholders to approve an amendment and restatement of the Company’s Charter and Bylaws to allow the Bylaws to be amended by the stockholders representing a majority of all votes entitled to be cast on the matter.
Background
As permitted by the Maryland General Corporation Law, Section 7 of Article VI of the Company’s Charter currently provides that the stockholders may adopt, alter and repeal our Bylaws only by the affirmative vote of 80% of the aggregate votes entitled to be cast with respect thereto, and Article IX of the Company’s Charter requires that this provision of Article VI relating to amendment of the Bylaws may in turn only be amended by the affirmative vote of the holders of not less than 80% of all the votes entitled to be cast on the matter. In addition, Article XV of the Company’s Bylaws currently provides that the Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Company (considered for this purpose as one class) by the affirmative vote of not less than 80% of all of the votes entitled to be cast at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting). Consequently, for stockholders to have the right to amend the Bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter, the Company’s stockholders are required to approve amendments to both the Charter and the Bylaws.
The Board has adopted an amendment and restatement of the Charter (the “Articles of Amendment and Restatement”) and has recommended that our shareholders approve the Articles of Amendment and Restatement at the Meeting. The Articles of Amendment and Restatement (i) amend Section 7 of Article VI so that our stockholders can amend the Bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter and (ii) amend Article IX(b)(ii) so that the future amendment or repeal of the Bylaw amendment provision in Article IV does not require the affirmative vote of the holders of not less than 80% of all the votes entitled to be cast on the matter. The Articles of Amendment and Restatement also contain certain other conforming changes and minor updates that do not require the approval of our stockholders. The full text of the proposed Articles of Amendment and Restatement appears as Appendix A to this proxy statement.
The Board has also adopted an amendment and restatement of the Bylaws (the “Amended and Restated Bylaws”), and has recommended that our stockholders approve the Amended and Restated Bylaws at the Meeting. The Amended and Restated Bylaws would permit the stockholders of the Company, to the extent permitted by law, to amend the Amended and Restated Bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter pursuant to a binding proposal submitted by a stockholder that (i) owned shares of the Company’s common stock in the amount and for the duration of time specified in Rule 14a-8 under the Exchange Act on the date the bylaw proposal is delivered or mailed to and received by the Company’s Secretary in accordance with the Amended and Restated Bylaws and (ii) continuously owns such shares through the date of the annual or special meeting of stockholders where such proposal will be considered. The foregoing right to amend the Amended and Restated Bylaws would be subject to additional eligibility, procedural and disclosure requirements set forth in Article XV of the Amended and Restated Bylaws. The Amended and Restated Bylaws also contain certain other conforming changes and minor updates that do not require the approval of our stockholders. The full text of the proposed Amended and Restated Bylaws appears as Appendix B to this proxy statement.
Text of Proposed Amendments
The proposed Articles of Amendment and Restatement, among other things, amend Section 7 of Article VI of the Charter and Article IX(b) of the Charter to read as follows (text that will be deleted is shown as struck through):
SECTION 7. AMENDMENTS TO THE BYLAWS.
In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal Bylaws of the Corporation by vote of two-thirds of the Board of Directors. ~~The stockholders may adopt, alter and repeal Bylaws of the Corporation only by the affirmative vote of 80% of the aggregate votes entitled to be cast with respect thereto.~~

ARTICLE IX
AMENDMENTS
(b) Certain Amendments Requiring Special Stockholder Vote. Any provision of the Charter of the Corporation to the contrary notwithstanding:
(i) no term or provision of the Charter of the Corporation may be added, amended or repealed in any respect that would, in the determination of the Board of Directors, cause the Corporation not to qualify as a REIT under the Code;
(ii) Article VI, Section 3 (removal of directors) ~~and Section 6 (amendments of Bylaws)~~; Article VIII (indemnification of agents and limitation of liability of officers and directors); and this Article IX shall not be amended or repealed; and
(iii) no provision imposing cumulative voting in the election of directors may be added to the Charter of the Corporation;
unless in each such case, in addition to any vote required by the terms of then outstanding preferred stock, such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of all of the votes entitled to be cast on the matter.
The proposed Amended and Restated Bylaws, among other things, amends Article XV of the Bylaws to read as follows (additions of text are indicated by underlining, and text that will be deleted is shown as struck through):
ARTICLE IX
AMENDMENTS
~~In accordance with the Charter, these~~ These Bylaws may be repealed, altered, amended or rescinded ~~(a) by the stockholders of the Corporation (considered for this purpose as one class) by the affirmative vote of not less than 80% of all of the votes entitled to be cast at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting), or (b)~~ by vote of two-thirds of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws; provided that Sections 8 and 9 of Article VII of these Bylaws and this sentence may not be altered, amended or repealed by the Board of Directors unless it shall also obtain the affirmative vote of a majority of the votes cast on the matter by the holders of the issued and outstanding shares of common stock of the Corporation at a meeting of stockholders duly called and at which a quorum is present. In addition, to the extent permitted by law, these Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter, pursuant to a binding proposal that is submitted to the stockholders for approval at a duly called annual meeting or special meeting of stockholders by a stockholder (that provides a timely notice of such proposal which satisfies the notice procedures and all other relevant provisions of Section 12 of Article II of these Bylaws (the “Notice of Bylaw Amendment Proposal”)) (i) that owned shares of common stock of the Corporation in the amount and for the duration of time specified in Rule 14a-8 under the Exchange Act on the date the Notice of Bylaw Amendment Proposal is delivered or mailed to and received by the Secretary of the Corporation in accordance with Section 12 of Article II of these Bylaws and (ii) that continuously owns such shares of common stock of the Corporation through the date of such annual meeting or special meeting of stockholders (and any postponement or adjournment thereof).
The summary of the proposed Articles of Amendment and Restatement and Amended and Restated Bylaws set forth herein is qualified in its entirety by the text of the proposed Articles of Amendment and Restatement and Amended and Restated Bylaws, attached as Appendix A and Appendix B to this proxy statement, respectively.
Effectiveness of Proposed Amendments
Assuming stockholder approval, we anticipate filing the Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland on the day following the Meeting, and the Amended and Restated Bylaws shall be effective concurrently with the acceptance for record of the Articles of Amendment and Restatement. If our stockholders do not approve the proposed amendments, the Charter will continue in effect as currently stated, the Bylaws will not be amended and, subject to the limited restrictions set forth therein, stockholders would be permitted to alter and repeal our Bylaws only by the affirmative vote of 80% of the aggregate votes entitled to be cast with respect thereto.

Vote Required
Approval of the proposed Articles of Amendment and Restatement and Amended and Restated Bylaws requires the affirmative vote of the holders of not less than eighty percent (80%) of all the votes entitled to be cast on this Proposal 4.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4 TO AMEND
AND RESTATE THE COMPANY’S CHARTER AND BYLAWS.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS
EastGroup’s commitment to ESG initiatives is evidenced by its building standards, corporate policies and procedures and positive company culture. The Board oversees our ESG-related efforts and, in such capacity, receives periodic updates from, and provides high-level guidance to, our management on ESG-related topics. In 2019, we formed an ESG Committee currently comprised of our Chief Financial Officer, Chief Accounting Officer and a senior accountant from our corporate accounting team. The ESG Committee meets regularly with the Board to discuss best practices in the areas of sustainability, environmental impact, social initiatives, enterprise risk management and corporate governance matters.
ESG Highlights
•
Shareholder Power to Amend Bylaws: The Board has approved, and recommended for shareholder approval at the 2021 annual meeting, amendments and restatements to EastGroup’s current charter and bylaws to allow EastGroup’s bylaws to be amended by a majority of stockholder votes.

•
ESG Executive Officer Individual Goals: For 2021, individual compensation goals (which will account for 20% of performance in connection with our annual incentive plan) will include ESG-related goals for our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer.

•	Board Diversity: The Board added a second female Board member in July 2020.
•
Committee Chair Rotations: In May 2020, Mary E. McCormick replaced the previous chair of the Audit Committee; H. Eric Bolton, Jr. replaced the previous chair of the Compensation Committee; and D. Pike Aloian replaced the previous chair of the Nominating and Corporate Governance Committee.

•	Director Meeting Fees: In 2020, the Board eliminated director meeting fees by adopting a retainer compensation program for directors.
•	Flexible Work Environment: EastGroup continues to offer its employees a flexible work environment during the COVID-19 pandemic.
•	ESG Reports: In 2020, EastGroup published its second annual Environmental, Social & Governance Report.
Environmental Matters
Protecting the environment is important to us and our employees, families, customers and communities. We strive for efficiency in operating our properties with innovative solutions that lower operational costs and reduce our environmental footprint. Our continued commitment to sustainability best practices creates long-term value for the environment, us and our shareholders. Through our environmental stewardship efforts, we have obtained 25 Leadership in Energy and Environmental Design (“LEED”) certifications, including one LEED Silver certification, and various ENERGY STAR certifications. Regardless of whether we pursue the actual certification, all of our development projects are constructed to LEED standards, reflecting the Company’s commitment to pursue environmentally conscious performance. This development program has produced tremendous value for our shareholders; we have developed approximately 47% of our properties.

We continue to incorporate a variety of energy efficient, sustainable features into our properties, including:
•	skylights	•	irrigation with smart sensors
•	white reflective roofing	•	wildlife mitigation
•	LED lighting	•	fans in warehouse
•	motion sensor lighting	•	preferred parking spaces for green vehicles
•	locally sourced materials	•	interior windows for natural light
•	locally sourced trash disposal	•	Energy Star rated heating and cooling units
•	recycled materials	•	Low E insulated glass
•	electric car charging stations	•	water efficient plumbing fixtures
•	access to public transportation	•	drip irrigation systems in drought-tolerant markets
•	bike storage	•	reclaim water for irrigation where applicable

Social Matters
We and our employees are committed to social responsibility and are active participants in the communities where they live and work. EastGroup’s employees volunteer for numerous charities, and we coordinate volunteer opportunities for our employees and provide paid time off for volunteering in order to encourage participation and increase social engagement in all of the communities in which we operate. We prioritize charitable contributions that employees are directly involved with such as the Epilepsy Foundation of Mississippi, Goodwill Industries and the Make-A-Wish Foundation.
Additionally, we are focused on human capital. We believe our employees are a critical component of the success and sustainability of the Company, and we are committed to providing a diverse and inclusive work environment that encourages collaboration and teamwork. We are an equal opportunity employer, and we strive to attract, develop and advance a qualified and diverse workforce that will strengthen our company and our culture. Our commitment to our employees and our communities is evident in the social policies and practices we have in place, including:
•
Workforce Diversity: As of March 26, 2021, we employed 80 team members located in 12 offices in Arizona, California, Florida, Georgia, Mississippi, North Carolina and Texas. Our team is comprised of asset, construction and property management personnel; accounting, administrative, human resources and information technology personnel; and our corporate leadership team. Our current employee base is 75% comprised of women. The officer group is comprised of 40% women and 60% men, and 18% of our employees identify as racial or ethnic minorities. Our Board of Director nominees include two women and six men. With 80 employees and eight director nominees, each team member plays a vital role in the success of the company.

•
Employee Tenure: We believe our culture supports our employees and creates a positive, professional environment that encourages longevity for our team members. The average tenure of our workforce is 10 years, and 12 years for our officers.

•
Compensation, Benefits, Health and Safety: EastGroup offers a comprehensive employee benefits program and what we believe are socially-responsible policies and practices in order to support the overall well-being of our employees and create a safe, professional and inclusive work environment. Some of the benefits we offer include a robust 401(k) matching program, a generous personal leave policy, flexible work schedules, paid time off for volunteering, annual health and wellness checkups, employer-paid health insurance for all full-time employees, a tobacco cessation program, athletic club and tuition reimbursement programs, and a competitive compensation structure.

•
Training and Development: We have a formal, certificate-based learning program for all employees; learning objectives include topics such as diversity and inclusion, unconscious bias and anti-harassment. Our employees are provided with training, education and peer mentoring programs to further develop their professional skill set, enhancing the level of customer service provided to our customers.

•
Policies: We have various policies and practices in place, including a Code of Ethics and Business Conduct and a formal Whistleblower Program, Equal Opportunity and Commitment to Diversity, ADA & Reasonable Accommodation, Commitment to Safety, Community Service, Family Medical Leave, Standards of Conduct, Workplace Violence Prevention, Healthy, Wealthy, Wise Benefits Summary, and Cybersecurity policies.

•
Company and Board Engagement: We value our employees, and our focus on human capital management and other socially-responsible initiatives is at the forefront of discussions and decisions with both management and the Board of Directors.

On March 11, 2020, the World Health Organization characterized COVID-19 as a pandemic. EastGroup promptly took action to promote the health, safety and well-being of our customers, employees, directors and other stakeholders. We formed a strategic planning committee to discuss the risks and guide the Company through these unprecedented times. Our customers, many of which were characterized as “essential businesses” during the early days of the pandemic, were able to continue operating. By nature of our multi-tenant business distribution building design, our customers each have their own entrances with no common lobbies, minimizing contact between customers. Our employees shifted to remote working arrangements seamlessly. All employees already had or were issued the technology needed to perform their duties remotely. This fostered a better work-life balance where employees could focus on their families and work duties while promoting health and safety for our EastGroup families and communities. Virtual town hall meetings were held with all employees, and virtual meetings continue to be conducted on a regular basis.
Governance Matters
We believe our corporate governance policies are well aligned with the interests of our shareholders. The Company’s Board has long upheld their mission to foster the long-term success of the Company while maintaining the highest regard for our fiduciary responsibility to our shareholders and employees. The Company’s leadership is committed to maintaining the highest standards for policies and practices in place across our company. Highlights of our Corporate Governance program include:
•	All Board members are elected annually by shareholders (non-staggered board).
•	Six of the eight Board members standing for re-election are independent.
•	Two of the eight Board members standing for re-election are women.
•	The positions of Chairman and CEO are separated.
•	All stock-based incentive plans have been approved by shareholders.
•	The Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are all comprised entirely of independent directors.
•	During 2020, the Board rotated the Chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.
•	The Audit Committee meets with independent and internal auditors at least quarterly.
•	Formal ESG discussions are held with the Board and management at least annually.
•	Interested parties may communicate directly with the Board through a link on the Company’s website.

•	During 2020, the Board eliminated director meeting fees by adopting a retainer compensation program for directors.
•	Over the past three years, the shares granted to employees and directors have been less than 1% of the shares outstanding.
•	Compensation is strongly tied to performance, and we do not have employment agreements, automatic salary increases or guaranteed bonuses.
•	General and administrative expense as a percentage of revenue was less than 5% for the years ended December 31, 2020 and 2019.
•	The Board has adopted a clawback policy that applies to both cash and equity incentive compensation.
•	The Board has adopted robust stock ownership guidelines for directors and executive officers.
•	No collective bargaining agreements.
•	No tax gross-ups and generally no single-trigger provisions.
•	Full Board oversight of risk management.
•	Strong Code of Ethics and Business Conduct, which is published on the Company’s website.
Our Code of Ethics and Business Conduct governs business decisions made and actions taken by our directors, officers and employees and provides guidance for recognizing potential issues encountered in conducting Company business and for making decisions that conform to our legal and ethical standards. All directors, officers, and employees are expected to be familiar with the Code of Ethics and Business Conduct and adhere to those principals and procedures. The Company has a Whistleblower Policy whereby customers, suppliers, employees and other stakeholders may report, in good faith, details of any instances of illegal and/or unethical conduct.
The Company believes its leadership structure allows the Board to provide effective oversight of the Company’s risk management function by receiving and discussing regular reports prepared by the Company’s senior management on areas of material risk to the Company, including market conditions; tenant concentrations and credit worthiness; leasing activity and expirations; compliance with debt covenants; management of our balance sheet and debt maturities; access to debt and equity capital markets; existing and potential legal claims against the Company; cyber-security including cyber-attacks and computer viruses; ESG initiatives; enterprise risk management; and various other matters relating to the Company’s business.

EXECUTIVE OFFICERS
The following provides certain information regarding our executive officers. Each individual’s name and position with the Company is indicated. In addition, the principal occupation and business experience for the past five years is provided for each officer and, unless otherwise stated, each person has held the position indicated for at least the past five years. There are no family relationships between any of the directors or executive officers of the Company.
Marshall A. Loeb, age 58 − Mr. Loeb has served as the President of the Company since March 2015 and Chief Executive Officer of the Company since January 2016. He rejoined the Company as President and Chief Operating Officer in March 2015 from Glimcher Realty Trust, where he served as President and Chief Operating Officer from 2005 to 2015. From 2000 to 2005, he served as Chief Financial Officer of Parkway Properties, Inc. Mr. Loeb, who was with the Company from 1991 to 2000, began with the Company as an asset manager and rose to senior vice president after having a variety of responsibilities with the Company. Since 2018, Mr. Loeb has served on the board of directors of Lamar Advertising Company (Nasdaq: LAMR), one of the largest outdoor advertising companies in the world specializing in billboard, interstate logo, transit and airport advertising formats.
Brent W. Wood, age 51 − Mr. Wood has served as an Executive Vice President since May 2017 and Chief Financial Officer and Treasurer of the Company since August 2017. He was a Senior Vice President of the Company from 2003 to 2017, a Vice President of the Company from 2000 to 2003, a Senior Asset Manager of the Company from 1997 to 1999 and Assistant Controller of the Company from 1996 to 1997.
John F. Coleman, age 61 − Mr. Coleman has served as an Executive Vice President of the Company since May 2017. He was a Senior Vice President of the Company from 2001 to 2017. From 1994 until 2001, he was a Senior Vice President of Weeks Corporation and its successor Duke Realty Corporation (an industrial/office REIT).
Ryan M. Collins, age 40 − Mr. Collins has served as a Senior Vice President of the Company since May 2017. From 2005 to May 2017, Mr. Collins served as Vice President and Asset Manager for Clarion Partners (a diversified real estate investment firm).
R. Reid Dunbar, age 45 − Mr. Dunbar has served as a Senior Vice President of the Company since May 2017. From 2005 through May 2017, Mr. Dunbar held various positions with Prologis (an industrial REIT) and was most recently a Senior Vice President.
Staci H. Tyler, age 40 − Ms. Tyler has served as Senior Vice President, Chief Accounting Officer and Secretary since June 1, 2020. Ms. Tyler served as the Company’s Controller from 2017 through May 31, 2020 and Vice President from 2010 through May 31, 2020. She joined the Company in 2007 as Assistant Controller.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) reports on the Company’s performance in 2020, the executive compensation earned in light of that performance, and the performance metrics and other relevant factors the Compensation Committee used in making its compensation decisions with respect to our Chief Executive Officer and President, Chief Financial Officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2020 (collectively, the “Named Executive Officers”). Our Named Executive Officers for the fiscal year ended December 31, 2020 are:
Marshall A. Loeb	Chief Executive Officer and President
Brent W. Wood	Executive Vice President and Chief Financial Officer
John F. Coleman	Executive Vice President
R. Reid Dunbar	Senior Vice President
Ryan M. Collins	Senior Vice President
Executive Summary
2020 Compensation Program Overview. Our executive compensation program is developed and monitored by our Compensation Committee. We provide a mix of fixed and at-risk pay incentives that are intended to motivate our executives to execute to achieve short-term and long-term objectives that build sustainable long-term value for our Company. In 2020, our compensation program consisted of the following primary elements:
Base Salary	Annual Cash and Equity Incentives	Long-Term Equity Opportunities
• We pay a base level of
  competitive cash salary to
  attract and retain executive
  talent.
• We determine base salary based
  on experience, job scope,
  market data and individual
  performance.
• We annually review our Named
  Executive Officers’ base salaries
  against our peers to maintain
  competitive levels.

• Our annual cash and equity
  incentives are based on the
  achievement of objective at-risk
  Company performance metrics
  to align compensation with
  strategic goals.
• Our performance metrics (FFO
  (as defined below) per share,
  Same PNOI (as defined below)
  change, debt to EBITDAre ratio
  and fixed charge coverage) are
  commonly used measures of
  REIT performance.
• A portion of the annual
  incentive is based on the
  achievement of individual
  performance goals to reward
  individual initiative,
  achievements and contributions.

• We grant performance-based
  and service-based restricted
  shares to our executives.
• Performance-based awards are
  only earned by achieving the
  Company’s three-year TSR (as   defined below) performance
  hurdles relative to the Nareit
  Equity Index and member
  companies of the Nareit
  Industrial Index. This is
  a critical component of aligning
  executive compensation with
  shareholders’ interests.
• Service-based awards encourage
  executive retention by vesting
  ratably over four years.

At-Risk Compensation Mix. The graphics below illustrate the mix of 2020 fixed pay (base salary) and at-risk pay incentives (cash incentive compensation and equity awards), presented at target levels, for our Chief Executive Officer and our other Named Executive Officers. At-risk pay incentives constitute the majority of the total compensation package for our executive officers, consistent with our pay-for-performance compensation philosophy and objective, as discussed below. We believe that linking a substantial portion of our executive officers’, including our Named Executive Officers’, total compensation to at-risk pay rewards the achievement of key short-term and long-term performance goals and strongly aligns the interests of our executive officers, including our Named Executive Officers, with those of our shareholders. A larger portion of our Chief Executive Officer’s total compensation was linked to at-risk pay as compared to the other Named Executive Officers, in recognition of our Chief Executive Officer’s overall responsibility for our corporate performance.

Company Highlights. Below are operational and financial highlights for 2020. Funds from operations (“FFO”) and same property net operating income (“Same PNOI”) are not computed in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of these non-GAAP measures and other required disclosure can be found on pages 22 and 23 of our Annual Report on Form 10-K for the year ended December 31, 2020, which we filed with the SEC on February 17, 2021.
Metric	Result
Total shareholder return (“TSR”)	Our TSR for 2020 was 6.7%. The Nareit Industrial REIT Total Return was 12.2% and the Nareit Equity REIT Total Return was -8.0%.

Earnings performance	Our 2020 FFO was $5.38 per share, which exceeded the high end of our goal range and was an increase of 8.0% over 2019.

Same PNOI growth
We experienced 2.1% growth in Same PNOI year over year on a GAAP basis which was between the threshold and target end of our goal range. The Compensation Committee approved an adjustment to Same PNOI growth for a non-cash, tenant-specific charge. After the adjustment, the Same PNOI growth was 2.4%, which resulted in 120% of the Target award.

Leasing
We renewed or re-leased 80% of expiring square feet during 2020 and rental rates on new and renewal leases increased an average of 21.7% for the year. Occupancy at the end of 2020 stood at 97.3% while average occupancy for 2020 was 96.7%.

Acquisitions	We completed acquisitions of operating properties (347,000 square feet), value-add properties (162,000 square feet) and land (233 acres) for $122 million during 2020.

Development and value-add program
We started five new development projects (851,000 square feet) with a projected total investment of $91 million in 2020. Our development and value-add program consisted of 16 projects (2.7 million square feet) at December 31, 2020 with a projected total investment of $292 million.

Metric	Result

Dispositions	We sold 126,000 square feet of operating properties for $21 million and realized gains of $13 million.

Dividends
We raised the quarterly cash dividend by 5.3% in September 2020 and declared annual cash dividends of $3.08 per share during the year. We have paid 164 consecutive quarterly dividends and increased or maintained the dividend for 28 consecutive years. The Company has increased the dividend 25 times over that period, including increases in each of the last nine years.

Management of the balance sheet
We closed on new debt financing to lengthen our debt maturity schedule and fund acquisitions and development, while also maintaining and improving satisfactory liquidity and leverage ratios. We also issued 709,924 shares under our continuous common equity program in 2020 with gross proceeds of $94 million.

Compensation Philosophy and Objectives
We believe the most effective compensation program is one that promotes our ability to attract and retain highly qualified and motivated individuals whose interests are aligned with those of our shareholders. Our Compensation Committee seeks to develop a well-balanced compensation program that not only contains a competitive fixed pay element through annual base salary, but that is weighted more towards variable at-risk pay elements through the use of our short-term cash incentive and equity-based compensation, as well as our long-term equity-based compensation. We foster a culture where our Named Executive Officers may increase their cash compensation by contributing to measurable financial performance metrics of the Company; however, we also require meaningful value creation in the form of total return to our shareholders in order for our Named Executive Officers to earn a significant portion of their equity compensation. Each element of our compensation program is discussed in more detail below.
To further these objectives, we adhere to the following compensation and corporate governance practices:
What We Do:		What We Don’t Do:
✔	We Pay for Performance: A substantial portion of our compensation is not guaranteed but rather linked to the achievement of key financial metrics that are disclosed to our shareholders.	✘
No Employment Agreements, Automatic Salary Increases or Guaranteed Bonuses: We do not have employment agreements with any of our executive officers, and we do not guarantee annual salary increases or bonuses.

✔
We Balance Short-Term and Long-Term Incentives: Our incentive programs provide a balance of annual and longer-term incentives, including a variety of performance metrics that measure both absolute performance (for short-term incentives) and relative performance (for long-term incentives); our existing long-term incentive program exclusively uses TSR to measure performance.
✘
We Do Not Pay Dividends or Dividend Equivalents on Unvested Restricted Shares: Restricted shares do not receive dividends or dividend equivalents during the restricted period; accrued dividends are paid only to the extent the restricted shares vest.

✔	We Limit the Maximum Payout Opportunity: We establish maximum amounts that may be earned under any award of performance-based compensation for our executives.	✘
We Do Not Have Tax Gross-Ups and Generally Do Not Have “Single-Trigger” Provisions: We do not provide tax gross-ups on any severance, change in control or other payments. Change in control agreements generally require a “double-trigger”.

What We Do:		What We Don’t Do:
✔
We Recoup Compensation Under Certain Circumstances: We have a policy that requires the reimbursement of cash and equity incentive compensation in the event of a substantial restatement of our financial results caused by intentional misconduct by senior officers of the Company.
		✘	We Do Not Allow Hedging or Pledging: Our executive officers and directors are expressly prohibited from pledging and hedging Company securities.

✔	We Maintain Robust Stock Ownership Guidelines: Our executive officers and directors are subject to robust stock ownership guidelines.	✘	No Accelerated Vesting of Performance Awards: Our performance shares under long-term incentives do not provide for accelerated vesting in the event of a termination of employment.

✔
We Retain an Independent Compensation Consultant: Our Compensation Committee engages an independent consultant to conduct an annual compensation review and to provide guidance on a variety of compensation matters.
		✘	We Do Not Provide Excessive Perquisites: Our executive officers are provided with limited perquisites and benefits.

✔	We Have an Independent Compensation Committee: Our Compensation Committee is comprised solely of independent directors.	✘	We Do Not Provide Pension Arrangements or Non-Qualified Deferred Compensation Arrangements: We do not provide a pension program or non-qualified deferred compensation program for any employees.
2020 Compensation Program Design and “Say-on-Pay” Advisory Vote
We provide shareholders with a “say-on-pay” advisory vote on the Company’s compensation program for its Named Executive Officers on an annual basis, in accordance with the preference expressed by shareholders concerning the frequency of such votes at our 2017 annual meeting. Our Compensation Committee considered the results of the “say-on-pay” advisory vote conducted at our 2020 annual meeting. As reported in our current report on Form 8-K, filed with the SEC on May 27, 2020, approximately 98.4% of the votes cast on the proposal expressed support for the compensation program offered to our Named Executive Officers as disclosed in last year’s proxy statement, which represents the fourth consecutive year that our “say-on-pay” proposal was supported by over 97% of votes cast. Accordingly, our Compensation Committee made no changes to our executive compensation program as a result of the say-on-pay advisory vote. We will be conducting our annual say-on-pay advisory vote as described in Proposal No. 3 of this proxy statement at our 2021 annual meeting. Our Board and our Compensation Committee will consider the outcome of the say-on-pay advisory vote, as well as shareholder feedback received throughout the year, when making compensation decisions for our Named Executive Officers in the future.
Say-on-Pay Shareholder Support

Our shareholders have largely supported the general framework of our compensation program with respect to the types of performance metrics by which we have measured our short-term and long-term performance.

Accordingly, we continue to use a diverse group of performance metrics in connection with our annual incentive plan (“AIP”), including FFO, Same PNOI change, debt to EBITDAre ratio and fixed charge coverage as well as individual performance goals. The performance metrics used in 2020 remain largely unchanged from the previous year’s metrics. Performance goals and the corresponding payout levels were established across a three-tier construct (i.e. threshold, target and maximum).
Since 2017, we have utilized a long-term incentive plan (“LTIP”) based on forward-looking performance. Under the LTIP, the Compensation Committee issues equity grants that are earned based on three-year relative TSR (2020-2022 for awards granted in 2020) compared to TSR of the members of the Nareit Industrial Index and to the broader Nareit Equity Index. Performance goals and the corresponding payout levels were established across a three-tier construct (i.e. threshold, target and maximum). A portion of the LTIP is based on continued service and serves to foster retention.
Oversight of Compensation
The Compensation Committee is responsible for implementing our executive pay philosophy, evaluating compensation against the market, and approving the material terms of executive compensation arrangements, such as incentive plan participants, award opportunities, performance goals, and compensation earned under incentive plans.
The Compensation Committee relies upon outside advisors to assist in determining competitive pay levels and evaluating pay program design. In 2020, the Compensation Committee again retained FPL Associates, L.P. (“FPL”), which was first engaged by the Compensation Committee in 2003. The Compensation Committee directed FPL to, among other things:
•
assist the Compensation Committee in applying our compensation philosophy toward designing a compensation program for our executive officers, including the determination of the portion of total compensation awarded in the form of salary, annual cash incentive and equity-based compensation, as well as selecting the appropriate performance metrics and levels of performance (e.g., threshold, target, maximum);

•	analyze current compensation conditions among the Company’s peers, and assess the competitiveness and appropriateness of compensation levels for our executive officers;
•	recommend to the Compensation Committee any modifications or additions to the Company’s existing compensation programs that it deemed advisable; and
•	make specific recommendations to the Compensation Committee for base salary, annual cash incentive and equity-based awards for our executive officers.
A representative from FPL frequently attends meetings of the Compensation Committee and is available to participate in executive sessions and to communicate directly with the Compensation Committee chair or its members outside of meetings. We paid FPL approximately $40,000 in 2020 for their services as a compensation consultant.
In addition, in 2019, we engaged Ferguson Partners, an executive search firm and an affiliate of FPL, to assist us in the search for a new director. Ferguson Partners was paid approximately $30,000 in 2020 for its services. The decision to engage Ferguson Partners for director search services was made by the Nominating and Corporate Governance Committee. While the Compensation Committee does not pre-approve these non-executive compensation services, it does annually consider all factors relevant to FPL’s independence from management, including those identified by the NYSE. The Compensation Committee believes that the services provided by Ferguson Partners did not impact the advice and services that FPL provided to the Compensation Committee on executive compensation matters and has determined that FPL has no conflict of interest and is independent.
While Mr. Loeb, our CEO, did participate in general meetings of the Compensation Committee in 2020, he did not participate in executive sessions nor did he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the Compensation Committee with data pertinent to his and the other executive officers’ performance, particularly in regards to the individual objectives of each executive.

Peer Group Analysis
The Compensation Committee relies on the peer group analysis prepared by FPL to evaluate pay levels for our executive officers. The peer groups recommended by FPL and approved by the Compensation Committee are all public real estate companies and are divided into two groups based on (i) industry sector (the asset-based peer group) and (ii) equity market capitalization, geographic location and historical performance (the size-geographic-performance peer group, or what we refer to as the SGP peer group). FPL analyzes competitive total direct compensation at the peer REITs listed below, as disclosed in their proxy statements for prior years, as well as information contained in FPL’s proprietary database. The Compensation Committee evaluates the appropriateness of the peer groups annually (based on merger and acquisition activity, growth, property focus, etc.) and makes adjustments accordingly.
The asset-based peer group used for setting 2020 compensation was unchanged from 2019 other than by the removal of Liberty Property Trust, which was acquired by Prologis, Inc. on February 4, 2020, and the addition of Lexington Realty Trust; the asset-based peer group consisted of the following six exchange-listed REITs that invest in industrial properties.
•	Duke Realty Corporation	•	PS Business Parks, Inc.
•	First Industrial Realty Trust, Inc.	•	Rexford Industrial Realty, Inc.
•	Lexington Realty Trust	•	STAG Industrial, Inc.
The SGP peer group used for setting 2020 compensation consisted of the following 13 exchange-listed REITs, which (i) operate across multiple asset classes and are similar in size to the Company in terms of market capitalization, (ii) are similar in performance to the Company in terms of 3-year annualized TSR and/or (iii) are headquartered in the Sunbelt region of the United States. Eleven of the thirteen SGP peer group were unchanged from 2019. Columbia Property Trust, Inc. and Washington Real Estate Investment Trust were removed from the peer group and were replaced with Healthcare Realty Trust Incorporated and Life Storage, Inc. for a more appropriate size comparison. The SGP peer group companies are as follows:
•	Acadia Realty Trust	•	PS Business Parks, Inc.
•	CoreSite Realty Corporation	•	Rexford Industrial Realty, Inc.
•	Cousins Properties Incorporated	•	Sabra Health Care REIT, Inc.
•	First Industrial Realty Trust, Inc.	•	STAG Industrial, Inc.
•	Healthcare Realty Trust Incorporated	•	Sunstone Hotel Investors, Inc.
•	Life Storage, Inc.	•	Weingarten Realty Investors
•	Physicians Realty Trust
FPL conducted a study that compared the Company’s actual 2019 compensation for the executive officers (including the equity awards made in 2020 with respect to 2019 performance) with the actual 2019 total compensation of the top five executives of each of the companies included in the peer groups. In addition, FPL analyzed target compensation. The study showed that the target total pay, on a weighted average basis for all executive officers, was between the 25th percentile and median of both the asset-based peer group and the SGP peer group. The Compensation Committee then used the peer group data, survey information and other relevant factors to establish the 2020 compensation program for our executive officers. These factors provided the framework for compensation decision making and final decisions regarding the compensation opportunity for each executive officer. The Company did not target a specific percentile of the peer group to set compensation and no single factor was determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.
Components of Compensation
The total compensation opportunity for our Named Executive Officers in 2020 incorporated three primary components: base salary, an annual cash and equity incentive award and a long-term equity incentive award (that is earned over a three-year performance period).
Base Salary. The Compensation Committee seeks to provide our executive officers with a level of assured cash compensation in the form of base salaries that are commensurate with their professional status, accomplishments and geographic location. The base salaries are reviewed annually by the Compensation Committee and are adjusted from time to time to recognize competitive market data based on our peer groups, the officer’s level of responsibility, outstanding individual performance, promotions and internal equity considerations. Based on a consideration of these factors, the base salaries of our Named Executive Officers were increased by a range of 3.0%-5.9% for 2020 to align with market. The 2019 and 2020 base salaries for each Named Executive Officer and the percentage increase from 2019 to 2020 are shown in the following table:
Named Executive Officer	2019 Salary ($)	2020 Salary ($)	Increase (%)
Marshall A. Loeb	675,000	695,000	3.0
Brent W. Wood	425,000	450,000	5.9
John F. Coleman	415,000	432,638	4.3
R. Reid Dunbar	385,000	401,363	4.3
Ryan M. Collins	340,000	351,900	3.5
Annual Cash and Equity Incentive Compensation. Our Named Executive Officers have an opportunity to earn annual incentive awards, paid one-half in cash and one-half in equity, designed to reward annual corporate performance and individual performance. Each year the Compensation Committee establishes a target annual incentive award opportunity for each of our Named Executive Officers following a review of their individual scope of responsibilities, experience, qualifications, individual performance and contributions to the Company, as well as an analysis of the surveys and market data based on our peer groups, as discussed previously.
2020 AIP Target Opportunity. The Compensation Committee set the target annual cash incentive and target annual equity incentive each equal to the following percentage of annual base salary: Mr. Loeb (130%), Mr. Wood (85%), Mr. Coleman (60%), Mr. Dunbar (60%) and Mr. Collins (55%). If the target goal for a corporate performance metric is achieved, then the corporate performance metric will be deemed to be earned at 100%. If the threshold or maximum goal for a performance metric is achieved, then the corporate performance metric will be deemed to be earned at 50% or 150%, respectively. Results below threshold result in a zero payout and achievement at levels between threshold and maximum are determined via linear interpolation. No more than 150% of the target award may be earned under the AIP.
	Target Annual Cash Incentive	Target Annual Equity Incentive
Named Executive Officer	($)	($)	Shares (#)(1)
Marshall A. Loeb	903,500	903,500	6,810
Brent W. Wood	382,500	382,500	2,883
John F. Coleman	259,583	259,583	1,957
R. Reid Dunbar	240,818	240,818	1,815
Ryan M. Collins	193,545	193,545	1,459
(1)	Shares valued at a closing stock price at the beginning of the performance period, which was $132.67 at December 31, 2019.
2020 AIP Corporate Performance Goals. The performance metrics and their relative weightings for the 2020 annual cash and equity incentive awards are described below, along with why we believe these were appropriate metrics to use in measuring short-term performance.
Metric	Relative Weighting	Rationale
FFO Per Share	50%	•	FFO is a commonly used REIT financial metric defined by Nareit

		•	Allows shareholders to compare operating performance among REITs over time on a consistent basis

		•	May significantly impact the trading price of a REIT’s common stock and, therefore, may significantly impact TSR

Metric	Relative Weighting	Rationale
Increase in Same PNOI	10%	•	Internal performance metric measuring growth in our existing real estate portfolio

		•	Allows shareholders to compare year-over-year improvements in our earnings from established investments and our ability to maintain occupancy and increase rental rates

Debt-to-EBITDAre Ratio	10%	•	A measure of the Company's financial condition and operating performance relative to our leverage

Fixed Charge Coverage	10%	•	Fixed charge coverage ratio reflects the strength of our balance sheet and our ability to generate sufficient cash flow to meet our debt obligations and continue to pay or increase our dividend

Individual Objectives	20%	•	Assessment of individual contributions to the Company’s financial and operational performance, as well as accomplishments relative to annual objectives

		•
Strongly influenced by objective criteria, such as occupancy, new and renewed leasing rates, development projects, asset recycling and other quantitative and qualitative performance metrics and trends as determined by our Compensation Committee

		•	Incentivizes and rewards individual initiative, achievements and contributions
The annual performance goals were based on the initial guidance for 2020 in our February 6, 2020 earnings press release.
	Performance Goals
Criteria	Threshold	Target	Maximum	2020 Actual Results	% of Target Earned
Corporate Performance Goals(1)
FFO Per Share	$5.25	$5.30	$5.35	$5.38	150%
Increase in Same PNOI	1.7%	2.2%	2.7%	2.4%(2)	120%
Debt-to-EBITDAre Ratio	6.0	5.5	5.0	5.3	120%
Fixed Charge Coverage	3.0x	3.5x	4.0x	5.8x	150%
(1)
FFO, Same PNOI and EBITDAre are not computed in accordance with GAAP. Reconciliations of FFO and Same PNOI and other required disclosure can be found on pages 22 and 23 of our Annual Report on Form 10-K for the year ended December 31, 2020, which we filed with the SEC on February 17, 2021. Reconciliations of EBITDAre and other required disclosure, including disclosure related to the Debt-to-EBITDAre ratio and Interest and Fixed Charge Coverage ratio, can be found on pages 5, 6, 8, 10, 21, 23 and 24 in the Company’s quarterly Supplemental Information for the period ended December 31, 2020, which can be found on the Investor Relations page of the Company’s website at www.eastgroup.net. Interest and Fixed Charge Coverage ratio is calculated as EBITDAre divided by the sum of interest expense plus principal amortization.

(2)
The Compensation Committee approved an adjustment to Same PNOI for a non-cash, tenant-specific charge. Without the adjustment, the actual result would have been 2.1%, which would have resulted in 90% of Target.

2020 AIP Individual Performance Goals. Each Named Executive Officer was assigned individual goals related to his scope of responsibility and aligned with our overall strategic priorities. These goals account for 20% of a Named Executive Officer’s AIP award and may be qualitative or quantitative in nature. In considering the individual performance of the Named Executive Officers, the Compensation Committee did not set specific factors or goals and did not assign specific weightings to any factors considered, but instead considered them together as part of a comprehensive qualitative review. We believe that disclosure of individual details regarding these performance goals would cause potential significant competitive harm to us without adding meaningfully to the understanding of our business or the AIP. Our Compensation Committee sets such individual performance goals at rigorous levels which we believe are sufficiently high to require substantial and sustained performance by the Named Executive Officers to be attained.
2020 AIP Actual Results. Based on the Compensation Committee’s analysis of all the foregoing criteria, the Compensation Committee determined that our actual performance resulted in a weighted average of 143% of the target level for Company performance goals (95% of maximum) and between threshold and maximum for the individual performance goals (varies by Named Executive Officer, as shown in the table below). The table below summarizes the overall AIP payouts which were based on the corporate and individual performance goals and weightings for each Named Executive Officer.
Named Executive Officer	% of Target Earned: Company Performance Goals	% of Target Earned: Individual Performance Goals	% of Target Earned: Total Award	Annual Incentive Cash Awards Earned ($)	Annual Incentive Equity Awards Earned (# shares)
Marshall A. Loeb	143%	135%	141%	1,273,935	9,602
Brent W. Wood	143%	135%	141%	539,325	4,065
John F. Coleman	143%	140%	142%	368,608	2,778
R. Reid Dunbar	143%	135%	141%	339,553	2,559
Ryan M. Collins	143%	90%	132%	255,479	1,926
The annual incentive equity awards, granted in the form of restricted shares, vested 34% on the date the performance results were certified by the Compensation Committee and will vest 33% on each of January 1, 2022 and 2023, subject to continued employment with the Company through each applicable vesting date. Dividends on the annual equity incentive awards accumulate beginning January 1, 2020 and are paid if and when the restricted shares vest.
Long-Term Equity Incentive Compensation. Our Named Executive Officers have an opportunity to earn long-term equity incentive awards intended to provide incentives to our executives for the creation of value and the corresponding growth of our stock price over time. The Compensation Committee believes that our long-term equity incentive awards, together with the annual equity incentive awards discussed above, provide an appropriate balance between performance incentive and retention awards since the recipient must remain employed by the Company for an additional period following the performance period in order for the restricted shares to vest.
LTIP Target Opportunity. The Compensation Committee set the target for the three-year LTIP award, equal to the following percentage of base salary: Mr. Loeb (216%), Mr. Wood (141%), Mr. Coleman (81%), Mr. Dunbar (80%) and Mr. Collins (79%). For each three-year LTIP award, 70% of the target award was performance-based (i.e., TSR-based) and 30% of the target award was service-based. If the target goal for a performance metric is achieved, then the performance metric will be deemed to be earned at 100%. If the threshold or maximum goal for a performance metric is achieved, then the performance metric will be deemed to be earned at 50% or 150%, respectively. Results below threshold result in a zero payout and achievement at levels between threshold and maximum are determined via linear interpolation. No more than 150% of the target LTIP award may be earned. The service-based portion of the LTIP award vests 25% per year for four years.
Three-year LTIP Awards
Named Executive Officer	Target for the Three- Year LTIP Awards ($)	Target for the Three-Year LTIP Awards (# Shares)(1)	Target for the Three-Year LTIP Awards (# Performance- Based Shares)	Three-Year LTIP Awards (# Service-Based Shares)
Marshall A. Loeb	1,498,000	11,291	7,904	3,387
Brent W. Wood	635,000	4,786	3,350	1,436
John F. Coleman	349,000	2,630	1,841	789
R. Reid Dunbar	320,000	2,412	1,688	724
Ryan M. Collins	279,500	2,107	1,475	632
(1)	Shares valued at a closing stock price at the beginning of the performance period, which was $132.67 at December 31, 2019.

LTIP Performance Goals. The performance goals for the long-term equity incentive awards are based on the Company’s TSR over a three-year period (2020-2022 for awards granted in 2020) and include a one-year service-based component following the end of the performance period. The performance-based LTIP awards vest 75% at the end of the performance period and the remainder on January 1 of the following year, subject to the executive officer’s continued service with the Company through such date. The metrics are shown in the following table. Because the performance period is the three-year period ending December 31, 2022, actual results will not be determined until the first quarter of 2023.
	Performance Goal
Criteria	Threshold	Target	Maximum	Weighting
TSR Compared to Nareit Equity Index	250 basis points below	Equal to Index	250 basis points above	35%
TSR Compared to member companies of the Nareit Industrial Index	25th Percentile	50th Percentile	75th Percentile	35%
Retentive Service-Based Award	n/a	award at Target	n/a	30%
Retention Grants. On March 4, 2010, the Compensation Committee awarded 20,000 restricted shares per employee as a retention bonus to three of the Company’s Senior Vice Presidents, including Messrs. Coleman and Wood. The final vesting of the retention grants occurred on January 10, 2020; therefore, there are currently no outstanding unvested shares subject to the retention grants.
Retirement Plans. We have a 401(k) Plan pursuant to which the Company makes matching contributions of 50% of the eligible employee’s contributions (limited to 10% of compensation as defined by the plan) and may also make annual discretionary contributions. For 2020, the Company made a discretionary contribution of 4.7% of eligible employees’ compensation. The percentages of Company contributions for eligible Named Executive Officers are the same percentages as for other eligible employees. When the Compensation Committee calculates targeted overall compensation for our senior management, it factors in the benefits expected to be received under the 401(k) Plan.
Perquisites and Other Benefits. The Compensation Committee annually reviews the perquisites that senior management receive. The primary perquisite for executive officers is the Company’s provision of life insurance equal to 2.5x base salary up to a maximum amount of $400,000. Executive officers also participate in the Company’s medical insurance plans on the same terms as other officers. In certain circumstances, we provide reimbursement of reasonable expenses for relocations or substantial changes to the location of an executive officer’s workplace. We do not provide our executive officers automobiles or reimbursement for country clubs, financial planning or things of a similar nature.
Severance Benefits. In order to recruit executives and encourage retention of employees, we believe it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without cause. Pursuant to our Severance and Change in Control Agreements, in the event an executive officer’s employment is terminated involuntarily by the Company without cause, as defined in the applicable agreement, and provided the employee executes a full and irrevocable release of claims, in a form satisfactory to the Company, promptly following termination, the employee will be entitled to receive certain severance benefits discussed below under the heading “Potential Payments upon Termination or Change in Control.” We believe that the size of the severance package for each Named Executive Officer is consistent with severance benefits offered by other companies of our size or in our industry to an officer in a similar position.
Change in Control. Our senior management and other employees have built the Company into a successful real estate investment trust and the Board believes that it is important to protect them in the event of a change in control. Further, it is the Board’s belief that the interests of shareholders will be best served if the interests of our senior management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may result in their job loss, but which may be in the best interests of shareholders. Upon a change in control and a qualifying termination, Messrs. Loeb, Wood and Coleman would receive a lump sum cash severance payment equal to three times the executive’s average annual compensation. Messrs. Dunbar and Collins would receive a lump sum cash severance payment equal to 2.5 times the executive’s average annual compensation. The severance payments would be paid in cash 60 days after termination and upon execution of a waiver and release agreement. The executive would also be provided life insurance and be reimbursed for health insurance for a period of time. Relative to the overall value of the Company, these potential change in control benefits are relatively minor. See “Potential Payments upon Termination or Change in Control” for additional information.
Clawback. We have a policy that requires the reimbursement of incentive compensation in the event of a substantial restatement of our financial results caused by intentional misconduct by senior officers of the Company. The Board reserves the right to review the incentive compensation received by the senior officers with respect to the period to which the restatement relates, recalculate the Company’s results for the period to which the restatement relates and seek reimbursement of that portion of the incentive compensation that was based on the misstated financial results from the senior officer or officers whose intentional misconduct was the cause of the restatement.
Hedging and Pledging Policy. Our Board has adopted a policy that prohibits Company directors, officers and certain designated employees from (i) engaging in any hedging or monetization transactions involving Company securities or from purchasing or selling any put or call option contract or similar instrument with respect to Company securities and (ii) pledging Company securities as collateral for a loan or holding such shares in a margin account.
Stock Ownership Policy. We have a policy that requires ownership of Company stock by directors and executive officers who have served in their role as a director or executive officer for a minimum of five years. Directors are required to own Company stock with a market value (number of shares multiplied by the current price of common stock) of at least five times the annual cash retainer for directors. Executive officers are required to own Company stock with a market value of at least: (i) five times annual base salary for the Chief Executive Officer, (ii) three times annual base salary for Executive Vice Presidents, and (iii) two times annual base salary for Senior Vice Presidents. Director and executive officer stock ownership is reviewed by the Nominating and Corporate Governance Committee on at least an annual basis, and all directors and executive officers who have served in their role as a director or executive officer for a minimum of five years are currently in compliance.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”), as amended by the Tax Cuts and Jobs Act of 2017 (the “TCJA”), limits to $1 million the deduction that publicly traded corporations may take for compensation paid to “covered employees” of the corporation. Under a series of private letter rulings issued by the Internal Revenue Service (the “IRS”) prior to the enactment of the TCJA, compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner was not subject to the limitation on deductibility under Section 162(m) to the extent such compensation was attributable to services rendered to the REIT’s operating partnership. In December 2020, the IRS issued final Treasury regulations under Section 162(m) (the “Final Regulations”) that overturn the guidance in the private letter rulings and apply Section 162(m)’s $1 million deduction limit to a REIT’s distributive share of any compensation paid by the REIT’s operating partnership to certain current and former executive officers of the REIT. The guidance under the Final Regulations applies to all compensation deductible in tax years ending on or after December 20, 2020 other than compensation paid pursuant to a written binding contract in effect on December 20, 2019 that is not subsequently materially modified. This guidance represents a significant change in IRS guidance regarding the deductibility of compensation for REITs and, to the extent that compensation paid to our executive officers does not qualify for deduction under Section 162(m), a larger portion of stockholder distributions may be subject to U.S. federal income taxation as dividend income rather than return of capital.
Accounting for Stock-Based Compensation
We follow the FASB ASC Topic 718 for our stock-based compensation awards.
Compensation Risk Assessment
In 2020, in consultation with management and FPL, our Compensation Committee’s independent compensation consultant, our Compensation Committee assessed our compensation plans, policies and practices for the Named Executive Officers and other employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company. This risk assessment included, among other things, a review of our cash and equity incentive compensation plans to ensure that they are aligned with our Company performance goals and overall target total direct compensation to ensure an appropriate balance between fixed and variable pay components. Our Compensation Committee conducts this assessment annually.

Compensation Committee Report
The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation Committee:

H. Eric Bolton Jr., Chair
H.C. Bailey, Jr.
Donald F. Colleran
Hayden C. Eaves III

Summary Compensation Table
The following table summarizes, for the fiscal years ended December 31, 2020, 2019 and 2018, the amount of compensation earned, or paid by the Company to, the Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Marshall A. Loeb President and Chief Executive Officer	2020	695,000	—	2,481,393	1,273,935	215,942	4,666,270
	2019	675,000	—	2,683,357	1,231,875	143,020	4,733,252
	2018	650,000	—	2,516,243	1,106,300	86,689	4,359,232
Brent W. Wood Executive Vice President and Chief Financial Officer	2020	450,000	—	1,034,538	539,325	262,615	2,286,478
	2019	425,000	—	1,071,146	465,375	203,944	2,165,465
	2018	407,000	—	829,449	451,770	156,153	1,844,372
John F. Coleman Executive Vice President	2020	432,638	—	643,485	368,608	256,948	1,701,679
	2019	415,000	—	715,862	366,030	201,747	1,698,639
	2018	403,000	—	665,884	353,028	158,681	1,580,593
R. Reid Dunbar Senior Vice President	2020	401,363	—	593,536	339,553	36,481	1,370,933
	2019	385,000	—	671,526	339,570	29,350	1,425,446
	2018	371,000	200,000(5)	551,426	331,674	10,978	1,465,078
Ryan M. Collins Senior Vice President	2020	351,900	—	472,503	255,479	34,799	1,114,681
	2019	340,000	—	561,230	258,060	23,045	1,182,335
	2018	325,000	65,000(6)	462,303	259,188	10,974	1,122,465
(1)
The amounts in this column represent the aggregate grant date fair values of the restricted shares of Common Stock awarded to the Named Executive Officers during the fiscal years ended December 31, 2020, 2019 and 2018, as applicable, determined in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not include any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 17, 2021. In the case of the performance-based restricted shares granted in 2020, the aggregate grant date fair value is reported assuming the probable outcome of the performance conditions. The maximum values of such restricted shares as of the grant date were as follows: $3,317,212 for Mr. Loeb, $1,388,708 for Mr. Wood, $857,735 for Mr. Coleman, $791,105 for Mr. Dunbar and $638,357 for Mr. Collins.

(2)
The amounts in this column for 2020 represent (i) the performance-based restricted shares awarded in March 2020 with respect to 2019 performance under the 2019 AIP based on individual performance goals, (ii) performance-based restricted shares awarded in March 2020 with respect to 2020 performance under the 2020 AIP based on corporate performance goals, (iii) performance-based awards of restricted shares granted in March 2020 for the three-year LTIP awards and (iv) service-based restricted shares granted in March 2020 for the three-year LTIP awards.

(3)	The amounts in this column represent the annual incentive cash awards earned under the Company’s AIP for the applicable fiscal year.
(4)
The amounts in this column represent the Company’s contributions under its 401(k) Plan for the Named Executive Officer’s benefit, dividends paid on vested restricted stock, and the amount of premium paid by the Company for group term life insurance for the Named Executive Officer.

	401(k) Contributions ($)	Restricted Stock Dividends ($)	Life Insurance Premium ($)	Total ($)
Marshall A. Loeb	27,001	188,370	571	215,942
Brent W. Wood	27,001	235,043	571	262,615
John F. Coleman	27,001	229,376	571	256,948
R. Reid Dunbar	23,751	12,159	571	36,481
Ryan M. Collins	23,751	10,477	571	34,799
(5)
Since Mr. Dunbar commenced employment with the Company on May 29, 2017, Mr. Dunbar was entitled to a $300,000 signing bonus which was paid in three equal installments on May 29, 2017, January 1, 2018 and June 30, 2018.

(6)
Since Mr. Collins commenced employment with the Company on June 1, 2017, Mr. Collins was entitled to a $130,000 signing bonus which was paid in two equal installments on June 1, 2017 and January 1, 2018.

Grants of Plan-Based Awards in 2020
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name/Type of Grant	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Marshall A. Loeb
2020 AIP (Cash)(1)		451,750	903,500	1,355,250
2020 AIP (Equity)(2)	03/06/20				2,724	5,448	8,172		715,649
2020 Three-Year LTIP Award(3)	03/06/20				3,952	7,904	11,856		955,989
2020 Three-Year LTIP Award(4)	03/06/20							3,387	444,916
2019 AIP Awards(5)	02/13/20							2,576	364,839
Brent W. Wood
2020 AIP (Cash)(1)		191,250	382,500	573,750
2020 AIP (Equity)(2)	03/06/20				1,153	2,306	3,459		302,916
2020 Three-Year LTIP Award(3)	03/06/20				1,675	3,350	5,026		405,183
2020 Three-Year LTIP Award(4)	03/06/20							1,436	188,633
2019 AIP Awards(5)	02/13/20							973	137,806
John F. Coleman
2020 AIP (Cash)(1)		129,792	259,583	389,375
2020 AIP (Equity)(2)	03/06/20				783	1,566	2,349		205,710
2020 Three-Year LTIP Award(3)	03/06/20				921	1,841	2,762		222,669
2020 Three-Year LTIP Award(4)	03/06/20							789	103,643
2019 AIP Awards(5)	02/13/20							787	111,463
R. Reid Dunbar
2020 AIP (Cash)(1)		120,409	240,818	361,227
2020 AIP (Equity)(2)	03/06/20				726	1,452	2,178		190,735
2020 Three-Year LTIP Award(3)	03/06/20				844	1,688	2,533		204,164
2020 Three-Year LTIP Award(4)	03/06/20							724	95,105
2019 AIP Awards(5)	02/13/20							731	103,532
Ryan M. Collins
2020 AIP (Cash)(1)		96,773	193,545	290,318
2020 AIP (Equity)(2)	03/06/20				584	1,167	1,751		153,297
2020 Three-Year LTIP Award(3)	03/06/20				737	1,475	2,212		178,401
2020 Three-Year LTIP Award(4)	03/06/20							632	83,020
2019 AIP Awards(5)	02/13/20							408	57,785
(1)
Represents the 2020 annual cash incentive bonus opportunities under the 2020 AIP. See the description of the annual cash incentive award in the CD&A. The actual amount earned by each Named Executive Officer in 2020 is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(2)
Represents the number of restricted shares that could be earned, based on corporate performance goals only, under the 2020 AIP for 2020 performance. The number of restricted shares earned based on the individual performance goals under the 2020 AIP for 2020 performance, were granted on February 17, 2021, and are therefore not included in this table.

(3)	Represents the number of restricted shares that could be earned under the performance-based portion of the three-year LTIP awards pursuant to the 2020 LTIP.
(4)	Represents the number of restricted shares under the service-based portion of the three-year LTIP awards pursuant to the 2020 LTIP.
(5)	Represents restricted shares awarded on February 13, 2020 in connection with the individual performance goals under the 2019 AIP for 2019 performance.
Outstanding Equity Awards at 2020 Fiscal Year-End
The following table summarizes the number of non-fully vested outstanding equity awards held by each of our Named Executive Officers as of December 31, 2020, including awards earned by December 31, 2020 but not issued until 2021. Please refer to the footnotes of the table for further details. None of our Named Executive Officers hold any stock options.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Marshall A. Loeb	2,769(2)	382,288
	5,436(3)	750,494
	634(4)	87,530
	2,221(5)	306,631
	7,510(6)	1,036,831
	1,930(7)	266,456
	10,742(8)	1,483,041
	3,311(9)	457,117
	3,387(10)	467,609
			9,009(13)	1,243,783
			10,302(14)	1,422,294
			7,904(15)	1,091,226
			5,448(16)	752,151
Brent W. Wood	1,123(2)	155,041
	2,036(3)	281,090
	261(4)	36,034
	915(5)	126,325
	3,066(6)	423,292
	518(7)	71,515
	4,057(8)	560,109
	1,355(9)	187,071
	1,436(10)	198,254
			2,418(13)	333,829
			4,216(14)	582,061
			3,350(15)	462,501
			2,306(16)	318,366
John F. Coleman	1,123(2)	155,041
	1,854(3)	255,963
	238(4)	32,858
	834(5)	115,142
	2,395(6)	330,654
	410(7)	56,605
	3,190(8)	440,411
	814(9)	112,381
	789(10)	108,929
			1,915(13)	264,385
			2,534(14)	349,844
			1,841(15)	254,168
			1,566(16)	216,202

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
R. Reid Dunbar	1,036(11)	143,030
	2,250(6)	310,635
	378(7)	52,187
	2,960(8)	408,658
	755(9)	104,235
	724(10)	99,955
			1,763(13)	243,400
			2,350(14)	324,441
			1,688(15)	233,045
			1,452(16)	200,463
Ryan M. Collins	1,031(12)	142,340
	1,758(6)	242,709
	330(7)	45,560
	2,249(8)	310,497
	667(9)	92,086
	632(10)	87,254
			1,544(13)	213,165
			2,076(14)	286,613
			1,475(15)	203,639
			1,167(16)	161,116
(1)	The market value of such holdings is based on the closing price of a share of the Company’s Common Stock ($138.06) on December 31, 2020.
(2)	Represents remaining 20% of award with a grant date of 3/2/2017 that vested 1/1/2021.
(3)	Represents remaining 40% of award with a grant date of 5/10/2017 with equal vesting on 1/1/2021 & 1/1/2022.
(4)	Represents remaining 25% of award with a grant date of 5/10/2017 that vested 1/1/2021.
(5)	Represents remaining 25% of award with a grant date of 2/13/2020 that vested 1/1/2021.
(6)	Represents remaining 60% of award with a grant date of 6/1/2018 with equal vesting on 1/1/2021, 1/1/2022 & 1/1/2023.
(7)	Represents remaining 50% of award with a grant date of 6/1/2018 with equal vesting on 1/1/2021 & 1/1/2022.
(8)	Represents remaining 80% of award with a grant date of 2/13/2020 with equal vesting on 1/1/2021, 1/1/2022, 1/1/2023 and 1/1/2024.
(9)	Represents remaining 75% of award with a grant date of 3/7/2019 with equal vesting on 1/1/2021, 1/1/2022 & 1/1/2023.
(10)	Represents award with a grant date of 3/6/2020 with equal vesting on 2/17/2021, 1/1/2022, 1/1/2023 and 1/1/2024.
(11)	Represents remaining 40% of award with a grant date of 5/29/2017 with equal vesting on 1/1/2021 & 1/1/2022.
(12)	Represents remaining 40% of award with a grant date of 5/31/2017 with equal vesting on 1/1/2021 & 1/1/2022.
(13)
Represents target award under our 2018 Multi-year Long-term Incentive Plan with a TSR performance period of 2018 through 2020. In February 2021, the Compensation Committee determined the Company’s relative TSR exceeded the High level and 13,514, 3,627, 2,873, 2,645 and 2,317 shares were issued to Messrs. Loeb, Wood, Coleman, Dunbar and Collins, respectively. The shares vested 75% on the determination date and will vest 25% on 1/1/2022.

(14)	Represents target award under our 2019 Multi-year Long-term Incentive Plan with a TSR performance period of 2019 through 2021.
(15)	Represents target award under our 2020 Multi-year Long-term Incentive Plan with a TSR performance period of 2020 through 2022.
(16)
Represents 80% of the target award under our 2020 Annual Incentive Plan that is earned based upon achievement of corporate performance metrics. In February 2021, the Compensation Committee determined the results of the plan and 9,602, 4,065, 2,778, 2,559 and 1,926 shares were issued to Messrs. Loeb, Wood, Coleman, Dunbar and Collins, respectively. The shares vested 34% on the determination date and will vest 33% per year on 1/1/2022 and 1/1/2023. The number of restricted shares earned based on the individual performance goals under the 2020 AIP for 2020 performance were granted on February 17, 2021, and are therefore not included in this table.

Option Exercises and Stock Vested in 2020
The following table provides information regarding restricted shares that vested during 2020 for each of the Named Executive Officers. No stock options were granted to or exercised by the Named Executive Officers in 2020, and no options are currently outstanding.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Marshall A. Loeb	24,151	3,297,808
Brent W. Wood	16,490	2,217,566
John F. Coleman	15,458	2,074,916
R. Reid Dunbar	2,452	334,213
Ryan M. Collins	2,056	279,821
(1)	The aggregate value realized upon the vesting of restricted shares represents the aggregate market price of the shares of Common Stock on the date of vesting.
Potential Payments upon Termination or Change in Control
The following table shows potential payouts assuming that (i) the Named Executive Officer experienced a qualifying termination not in connection with a change in control; (ii) the Company experienced a change in control (where all outstanding equity awards were assumed, continued, or substituted by the successor); and (iii) the Company experienced a change in control (where all outstanding equity awards were assumed, continued, or substituted by the successor) and the Named Executive Officer experienced a qualifying termination on such date, in each case, on the last business day of 2020.
Name and Form of Payment	Termination without Cause, not in connection with a Change in Control ($)	Change in Control ($)	Termination without Breach of Duty or Resignation with Good Reason, each in connection with a Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
Marshall A. Loeb
Lump sum cash payment	3,574,616(1)	—	5,361,924(2)	1,787,308(3)	173,750(4)	—
Healthcare and other insurance benefits	—	—	50,000(5)	—	—	—
Value of acceleration of unvested restricted shares	5,546,825(6)	—	10,238,160(7)	8,999,676(8)	8,999,676(8)	—
Total	9,121,441	—	15,650,084	10,786,984	9,173,426	—
Brent W. Wood
Lump sum cash payment	1,716,718(1)	—	2,575,077(2)	858,359(3)	112,500(4)	—
Healthcare and other insurance benefits	—	—	50,000(5)	—	—	—
Value of acceleration of unvested restricted shares	2,158,612(6)	—	3,919,302(7)	3,401,609(9)	3,401,609(9)	—
Total	3,875,330	—	6,544,379	4,259,968	3,514,109	—
John F. Coleman
Lump sum cash payment	1,541,474(1)	—	2,312,211(2)	770,737(3)	108,160(4)	—
Healthcare and other insurance benefits	—	—	50,000(5)	—	—	—
Value of acceleration of unvested restricted shares	1,707,367(6)	—	2,834,451(7)	2,539,526(9)	2,539,526(9)	2,539,526(13)
Total	3,248,841	—	5,196,662	3,310,263	2,647,686	2,539,526

Name and Form of Payment	Termination without Cause, not in connection with a Change in Control ($)	Change in Control ($)	Termination without Breach of Duty or Resignation with Good Reason, each in connection with a Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
R. Reid Dunbar
Lump sum cash payment	1,136,103(10)	—	1,893,505(11)	757,402(3)	100,341(4)	—
Healthcare and other insurance benefits	—	—	37,500(12)	—	—	—
Value of acceleration of unvested restricted shares	1,177,286(6)	—	2,217,862(7)	1,946,170	1,946,170(8)	—
Total	2,313,389	—	4,148,867	2,703,572	2,046,511	—
Ryan M. Collins
Lump sum cash payment	920,534(10)	—	1,534,223(11)	613,689(3)	87,975(4)	—
Healthcare and other insurance benefits	—	—	37,500(12)	—	—	—
Value of acceleration of unvested restricted shares	969,166(6)	—	1,867,829(7)	1,629,337(8)	1,629,337(8)	—
Total	1,889,700	—	3,439,552	2,243,026	1,717,312	—
(1)	Represents 2x average annual compensation for 2020.
(2)	Represents 3x average annual compensation for 2020.
(3)	Represents 1x average annual compensation for 2020.
(4)	Represents 90 days of continuation of base salary.
(5)
Represents payment of premiums for life insurance coverage and health plan coverage for 24 months. The value of the payments in this column are based on an estimate of the Company’s cost to provide such benefits to an executive officer equal to $25,000 per year.

(6)
Represents the acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, based on our closing stock price of $138.06 per share as of December 31, 2020, plus accrued dividends.

(7)
Represents the acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, and all performance-based stock awards, assuming that performance criteria are deemed to be achieved at the target level, based on our closing stock price of $138.06 per share as of December 31, 2020, plus accrued dividends.

(8)
Represents the acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, and all performance-based stock awards, pro-rated for the portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level, based on our closing stock price of $138.06 per share as of December 31, 2020, plus accrued dividends.

(9)
Represents the full acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, and the partial acceleration of all performance-based stock awards, pro-rated for the portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level, in each case, based on our closing stock price of $138.06 per share as of December 31, 2020, plus accrued dividends.

(10)	Represents 1.5x average annual compensation for 2020.
(11)	Represents 2.5x average annual compensation for 2020.
(12)
Represents payment of premiums for life insurance coverage and health plan coverage for 18 months. The value of the payments in this column are based on an estimate of the Company’s cost to provide such benefits to an executive officer equal to $25,000 per year.

(13)
Represents, for employees who meet the age and service requirements under the Company’s Retirement Policy, which is described in further detail below, the full acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of retirement (presumed to be December 31, 2020, for purposes of this disclosure) and all performance-based stock awards, pro-rated for the portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level, based on our closing stock price of $138.06 per share as of December 31, 2020, plus accrued dividends.

For purposes of the footnotes above, average annual compensation means an amount equal to the annual average of the sum of (i) the executive’s annual base salary from the Company plus (ii) the amount of cash bonus paid by the Company to the executive, in each case for the average of the three calendar years that ended immediately before (or, if applicable, coincident with) a specified date, provided that: (A) any such year in which the executive was not employed by the Company shall be excluded from the averaging period; and (B) the base salary and cash bonus for any such year that reflects a partial year of employment shall be annualized.
The Company accrues dividends on all incentive restricted shares beginning with the first day of the applicable performance period. The accrued dividends are delivered to the executive officer when the incentive restricted shares vest. The value of the restricted shares in the above table includes the actual value of the dividends accrued with respect to each restricted share award that is no longer subject to performance criteria.
Pursuant to Severance and Change in Control Agreements, each of our executive officers are entitled to severance payments and benefits if their employment is terminated (i) by the Company without “cause,” (ii) due to the executive’s death, or (iii) following a “change in control” within the “protection period” listed below, by the Company other than for death, disability or “breach of duty”, or by the executive’s resignation for “good reason” (as each term is defined in the Severance and Change in Control Agreement)(each, a “Qualifying Termination”).
Protection Period
Chief Executive Officer, Chief Financial Officer and Executive Vice Presidents	24 months
Senior Vice Presidents	18 months
Cash Severance Payment. Upon a Qualifying Termination, the cash portion of each executive’s severance is paid in lump-sum and is based upon the executive’s average annual compensation as follows:
	Termination without Cause, not in connection with a Change in Control	Termination without Breach of Duty or Resignation with Good Reason, each in connection with a Change in Control	Death
Chief Executive Officer, Chief Financial Officer and Executive Vice Presidents	2 times	3 times	1 times
Senior Vice Presidents	1.5 times	2.5 times	1 times
As a condition of the receipt of the cash severance payment not in connection with a change in control and not due to death, the executive must execute a waiver and release agreement, in a form satisfactory to the Company, that releases the Company and all affiliates from any and all claims of any nature whatsoever, including, without limit, any and all statutory claims, and may not revoke the waiver and release within any revocation period required by law or permitted by the Company.
Additionally, in the event of a disability, each Severance and Change in Control Agreements provides that the executive shall continue to be paid his base salary and remain employed by the Company during the first 90 days of his disability.
Benefits. Pursuant to the Severance and Change in Control Agreements, upon the termination of an executive’s employment following a change in control within the protection period listed above, by the Company other than for death, disability or breach of duty, or by the executive’s resignation for good reason, the Company will provide each executive officer with life insurance coverage and health plan coverage substantially comparable to the coverage the executive was receiving from the Company immediately before termination of employment. In each case, these benefits will continue for a period of 24 months (18 months for the Company’s Senior Vice Presidents) following the date of termination.
Equity Acceleration upon an Executive’s Death or Disability. The award agreements for restricted shares awarded under the Company’s 2013 Equity Incentive Plan provide that the vesting of all service-based restricted shares, including performance-based awards for which the performance period has ended that remain subject to service-based vesting, will be fully accelerated upon the executive’s death or disability. Additionally, the award agreements for restricted shares awarded under the Company’s 2013 Equity Incentive Plan generally provide that, upon an executive’s death or disability, performance-based awards which have not completed the performance period shall be partially accelerated based on portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level.
Equity Acceleration upon a Termination without Cause. The award agreements for restricted shares awarded under the Company’s 2013 Equity Incentive Plan provide that the vesting of all service-based restricted shares, including performance-based awards for which the performance period has ended that remain subject to service-based vesting, will be fully accelerated upon the executive’s termination by the Company without cause.

Equity Acceleration upon a Change in Control. Pursuant to the Company’s 2013 Equity Incentive Plan, if awards thereunder are not continued, assumed or replaced by the successor corporation in connection with a change in control, then (i) each service-based award, including any performance-based awards for which the performance period has ended that remain subject to service-based vesting, shall become fully vested, and (ii) each performance-based award which has not completed the performance period shall be deemed to have achieved the target performance level and shall become vested.
Equity Acceleration upon Certain Terminations of Employment following a Change in Control. Pursuant to the Company’s 2013 Equity Incentive Plan, if and to the extent that awards thereunder are continued, assumed or replaced by the successor corporation in connection with a change in control and the executive’s employment is terminated within the two years following the change in control by the Company for any reasons other than “cause” or by the executive for “good reason” (as each term is defined in the plan), then (i) each service-based award, including any performance-based awards for which the performance period has ended that remain subject to service-based vesting, shall be fully accelerated, and (ii) each performance-based award which has not completed the performance period shall be deemed to achieve the target performance level and shall become vested.
Additionally, although none of our Named Executive Officers have received any stock option or stock appreciation rights as of December 31, 2020, each Severance and Change in Control Agreement provides that following a change in control within the protection period listed above, if the executive is terminated by the Company other than for death, disability or breach of duty, or by the executive’s resignation for good reason, then all outstanding stock options and stock appreciation rights issued to the executive by the Company with respect to common stock of the Company shall become immediately exercisable.
Retirement Policy. In November 2019, the Compensation Committee adopted a Retirement Policy for Equity Awards (the “Retirement Policy”) that applies to all employees who receive equity awards. Pursuant to such policy, in the event of an employee’s “retirement,” as defined in the Retirement Policy, subject to the execution and non-revocation of a noncompetition agreement, (i) all time-based equity awards held by the employee shall accelerate and become fully vested on the earlier of (1) 12 months from the date the employee gives notice of his or her retirement and (2) the original vesting date of the award; and (ii) a pro-rated portion of performance-based equity awards held by the employee shall remain eligible to vest at the end of the performance period based upon achievement of the applicable performance metrics and any portion of the performance-based award that is earned at the end of the performance period shall be immediately fully vested. In the event that the employee breaches the terms of the noncompetition agreement, (a) the employee shall be required to return the shares underlying equity awards for which vesting was accelerated or permitted to continue or, if the employee no longer holds such shares, repay the Company the value of such equity awards and (b) shall forfeit the unvested portion of any performance-based awards held by the employee that remain outstanding and unvested on the date of breach.
CEO Compensation Pay Ratio
For 2020, the total compensation of our Chief Executive Officer as reported in the Summary Compensation Table (page 38) was $4,666,270 and for the median employee was $98,154. The resulting ratio of the Chief Executive Officer’s pay to the pay of the median employee for fiscal year 2020 was 48 to 1.
In 2020, we identified the median employee using our entire employee population, excluding our Chief Executive Officer, consisting of 79 full-time employees and 1 part-time employee on December 1, 2020. We identified the median employee based on gross wages paid in the 12-month period ended December 1, 2020. We did not make any annualizing, assumptions, adjustments or estimates with respect to gross wages paid in the period. As required by SEC rules, after identifying our median employee, we calculated annual total compensation for both our median employee and our CEO using the same methodology that we used to determine our Named Executive Officers’ annual compensation for the Summary Compensation Table.
This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions. Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Equity Compensation Plan Information
The following table summarizes the Company’s equity compensation plan information as of December 31, 2020. The Company does not maintain any equity compensation plans which are not approved by shareholders.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	—	—	1,527,382
(1)	Includes the 2013 Equity Incentive Plan.

CERTAIN TRANSACTIONS AND RELATIONSHIPS
Change in Control Agreement
The Company has entered into a change in control agreement with each of the Company’s executive officers. See “Potential Payments Upon Termination or Change in Control” above.
Related-Party Transactions Policies and Procedures
In March 2007, the Board adopted the written “Statement of Policy with respect to Related Party Transactions” that states that the Company’s Audit Committee is responsible for the review, approval and ratification of transactions between the Company or any of its subsidiaries and a senior officer or director of the Company, members of their immediate family, a shareholder owning in excess of five percent of the Company or an entity which is owned or controlled by one of the foregoing.
The policy requires that any related party transaction, other than transactions available to all employees generally or transactions involving less than $5,000 when aggregated with all similar transactions, shall be consummated or shall continue only if (i) the Audit Committee pre-approves or ratifies such transaction, (ii) the transaction is approved by the disinterested members of the Board, or (iii) the transaction involves compensation approved by the Compensation Committee.

OWNERSHIP OF COMPANY STOCK
Security Ownership of Certain Beneficial Owners
To the best of the Company’s knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Exchange Act) beneficially owned, as of March 31, 2021, more than five percent (5%) of the shares of Common Stock outstanding, except as set forth in the following table. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares.
Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percent of Common Stock(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	5,631,256(2)	14.1%

The Vanguard Group Inc. 100 Vanguard Boulevard Malvern, PA 19355	5,623,369(3)	14.1%

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	2,586,389(4)	6.5%

JPMorgan Chase & Co. 383 Madison Avenue New York, NY 10179	2,161,897(5)	5.4%

State Street Corp. One Lincoln Street Boston, MA 02111	2,001,471(6)	5.0%
(1)	Based on the number of shares of Common Stock outstanding as of March 31, 2021, which was 40,021,537 shares of Common Stock.
(2)
Based solely upon an amended Statement on Schedule 13G filed with the SEC on January 26, 2021 by BlackRock, Inc. (“BlackRock”) that indicates that BlackRock has sole voting power with respect to 5,510,957 shares of Common Stock and dispositive power with respect to 5,631,256 shares of Common Stock.

(3)
Based solely upon an amended Statement on Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group (“Vanguard”) that indicates that Vanguard has shared voting power with respect to 173,260 shares of Common Stock, sole dispositive power with respect to 5,418,335 shares of Common Stock and shared dispositive power with respect to 205,034 shares of Common Stock.

(4)
Based solely upon an amended Statement on Schedule 13G filed with the SEC on February 16, 2021 by T. Rowe Price Associates, Inc. (“Price Associates”) that indicates that Price Associates has sole voting power with respect to 699,112 shares of Common Stock and sole dispositive power with respect to 2,586,389 shares of Common Stock. These shares of Common Stock are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
Based solely upon an amended Statement on Schedule 13G filed with the SEC on January 22, 2021 that indicates that JPMorgan Chase & Co. has sole voting power with respect to 2,079,141 shares of Common Stock and sole dispositive power with respect to 2,161,497 shares of Common Stock.

(6)
Based solely upon a Statement on Schedule 13G filed with the SEC on February 8, 2021 that indicates that State Street Corp. has shared voting power with respect to 1,735,834 shares of Common Stock and shared dispositive power with respect to 2,001,471 shares of Common Stock.

Security Ownership of Directors and Officers
The following table sets forth certain information available to the Company with respect to shares of Common Stock beneficially owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of March 31, 2021. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes shares of the Company’s common stock beneficial ownership of which may be acquired by the persons listed in the table below at any time within 60 days of March 31, 2021. Unless otherwise noted below, the address of each person listed on the table is c/o EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157.
	Common Stock Beneficially Owned
Name	Number of Shares	% of Common Stock(1)
D. Pike Aloian	31,832(2)	*
H.C. Bailey, Jr.	3,832	*
H. Eric Bolton, Jr.	11,932	*
Donald F. Colleran	3,579	*
Hayden C. Eaves III	11,472(3)	*
David H. Hoster II	206,210(4)	*
Mary E. McCormick	20,457	*
Katherine M. Sandstrom	934	*
Marshall A. Loeb	98,659(5)	*
Brent W. Wood	99,871	*
John F. Coleman	97,239	*
Ryan M. Collins	10,986	*
R. Reid Dunbar	15,030	*
Staci H. Tyler	8,596	*
All directors, nominees and executive officers as a group (14 persons)	620,629	1.6%
*	Less than 1.0%.
(1)	Based on the number of shares of Common Stock outstanding as of March 31, 2021, which was 40,021,537 shares of Common Stock.
(2)	Includes 2,500 shares of Common Stock beneficially owned by Mr. Aloian’s spouse, as to which he disclaims beneficial ownership.
(3)
Includes (i) 7,540 shares of Common Stock owned by Mr. Eaves as trustee for the Eaves Living Trust; (ii) 2,632 shares of Common Stock owned by Mr. Eaves as trustee for a marital trust; (iii) 500 shares of Common Stock owned by Mr. Eaves as trustee for a generation skipping trust; (iv) 500 shares of Common Stock owned by a family foundation of which Mr. Eaves is President; and (v) 300 shares of Common Stock owned by Mr. Eaves as trustee.

(4)
Includes (i) 71,427 shares of Common Stock held in an irrevocable trust, (ii) 36,000 shares of Common Stock owned by a family trust for the benefit of Mr. Hoster’s children and (iii) 2,430 shares of Common Stock held in a revocable trust. Mr. Hoster is the trustee of the irrevocable trust, Mr. Hoster’s spouse is trustee of the family trust and Mr. Hoster and his spouse are co-trustees of the revocable trust. Mr. Hoster has shared voting and dispositive power with respect to 2,430 shares of Common Stock.

(5)	Includes 578 shares held by the Loeb Family Foundation, as to which he disclaims beneficial ownership.
Ownership Guidelines for Directors and Officers
In order to enhance the alignment of the interests of the directors and management with shareholders, the Company has instituted ownership guidelines for directors and officers. Each director who has served for at least five years should own shares of Common Stock with a market value of a minimum of five times the annual cash retainer fee payable to a director. Within five years of their election, officers of the Company are required to own shares of Common Stock having a market value equal to or greater than the following multiples of their base salary: (i) President and Chief Executive Officer: five times annual base salary; (ii) Executive Vice President: three times annual base salary; and (iii) Senior Vice Presidents: two times annual base salary. Each director and executive officer is currently in compliance with the applicable ownership guideline.

AUDIT COMMITTEE MATTERS
Report of the Audit Committee
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.
The Audit Committee of the Company is composed of three directors, each of whom meets the current independence and experience requirements of the NYSE and the SEC. The Audit Committee operates under a written charter which was amended and restated on December 6, 2019. A complete copy of the Audit Committee charter is available on the Company’s website at www.eastgroup.net.
The purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls, and audit functions. Management is primarily responsible for the Company’s financial statements and reporting process. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on those statements. The Company has a full-time internal audit department that reports to the Audit Committee and to management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls. The Audit Committee’s responsibilities include oversight of the Company’s independent registered public accounting firm and internal audit department, as well as oversight of the Company’s financial reporting process on behalf of the full Board. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or related procedures. In this context, the Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2020.
The Audit Committee meets at least quarterly and at such other times as it deems necessary or appropriate to carry out its responsibilities. Those meetings include, whenever appropriate, executive sessions with KPMG without management being present. The Committee met seven times during 2020, including three executive sessions with KPMG. In the course of fulfilling its oversight responsibilities, the Audit Committee met with management, internal audit personnel and KPMG to review and discuss all annual financial statements and quarterly operating results prior to their issuance. Management advised the Audit Committee that the financial statements in the Company’s Annual Report on Form 10-K were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee also discussed with KPMG matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other matters required by the charter of this committee. In addition, the Audit Committee has received the written disclosures from KPMG required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with KPMG their independence from the company and its management.
On the basis of the reviews and discussions the Audit Committee has had with KPMG and management, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
Submitted by the Audit Committee:
Mary E. McCormick, Chair
D. Pike Aloian
H. Eric Bolton, Jr.
Katherine M. Sandstrom

Policy for Pre-Approval of Audit and Permitted Non-Audit Services
The Audit Committee of the Board has adopted policies and procedures providing for the pre-approval of audit and non-audit services performed by the Company’s independent registered public accounting firm. Pre-approval may be given as part of the Audit Committee’s approval on the engagement of the independent auditor or on an individual case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Audit Committee chairman, but the decision is subsequently reported to the full Audit Committee.
Auditor Fees and Services
In connection with the audit of the 2020 financial statements, the Company entered into an engagement agreement with KPMG which set forth the terms by which KPMG will perform audit services for the Company.
The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG for fiscal years 2020 and 2019.
	2020	2019
Audit Fees(1)	$727,000	$822,300
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$727,000	$822,300
(1)
Audit fees include amounts related to professional services rendered in connection with the audits of our annual financial statements and reviews of our quarterly financial statements, the audit of internal control over financial reporting and other services and communications that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. For 2020 and 2019, this includes $112,000 and $146,000, respectively, for comfort letter procedures and auditor consents in connection with the issuance of Common Stock.

OTHER MATTERS
The management of the Company does not know of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

APPENDIX A
ARTICLES OF AMENDMENT AND RESTATEMENT

OF

EASTGROUP PROPERTIES, INC.
Pursuant to the Maryland General Corporation Law.
FIRST: Eastgroup Properties, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter (the “Charter”) as currently in effect and as hereinafter amended. The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the Corporation is EastGroup Properties, Inc.
ARTICLE II
DURATION
The duration of the Corporation shall be perpetual.
ARTICLE III
PURPOSES
(a) The purposes for which the Corporation is formed are:
(1) To engage in the business of a real estate investment trust (“REIT”) as that term is defined in the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland now or hereafter in force including the Maryland General Corporation Law; and
(2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article III or to any other business at the time or theretofore engaged in by the Corporation.
(b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.
ARTICLE IV
PRINCIPAL OFFICE IN MARYLAND AND RESIDENT AGENT
The present address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a Maryland corporation, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093.
ARTICLE V
CAPITAL STOCK
SECTION 1. AUTHORIZED CAPITAL STOCK.
(a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 100,000,000, initially classified as 70,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 30,000,000 shares of excess stock, par value $0.0001 per share (the “Excess Stock”).

The Common Stock and the Excess Stock shall each constitute a separate class of capital stock of the Corporation.
(b) Terminology and Aggregate Par Value. All classes of capital stock (except Excess Stock) are referred to herein as “Equity Stock;” all classes of capital stock (including Excess Stock) are referred to herein as “Stock.” The aggregate par value of all of the Corporation’s authorized Stock is $10,000.
SECTION 2. REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK.
Until the “Restriction Termination Date,” as defined below, all Equity Stock shall be subject to the following restrictions and limitations intended to preserve the Corporation’s status as a REIT.
(a) Definitions. As used in this Article V, the following terms shall have the indicated meanings:
“Beneficial Ownership” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms
“Beneficially Own” and “Beneficially Owned” and “Beneficial Owner” shall have the correlative meanings.
“Beneficiary” shall mean a beneficiary of the Trust as determined pursuant to Section 5(b) of this Article V.
“Constructive Ownership” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructively Own,” “Constructively Owned” and “Constructive Owner” shall have the correlative meanings.
“Market Price” shall mean the last reported sales price reported on the New York Stock Exchange, Inc. (the “NYSE”), of Equity Stock on the trading day immediately preceding the relevant date, or if not then traded on the NYSE, the last reported sales price of Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Equity Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.
“Ownership Limit” shall mean 9.8% in value or in number of the outstanding Equity Stock, whichever is more restrictive. The number and value of the Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes.
“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter that participated in a public offering of any Equity Stock for a period of 25 days following the purchase by such underwriter of such Equity Stock.
“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer that results in Excess Stock as defined below in Section 5 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.
“Purported Record Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, the Person who would have been the record holder of Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.
“Restriction Termination Date” shall mean the effective date, if any, for revocation or termination of the Corporation’s REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board of Directors of the Corporation determining that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record beneficially or constructively (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Stock), and whether operation of law or otherwise. The terms “Transfers” and “Transferred” shall have the correlative meanings.
“Trust” shall mean the trust created pursuant to Section 5(b) of this Article V.
“Trustee” shall mean the Corporation as trustee of the Trust, and any successor trustee appointed by the Corporation.
(b) Ownership Limitation and Transfer Restrictions with Respect to Equity Stock.
(i) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit.
(ii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise Beneficial Owned or Constructively Owned (as the case may be) by such Person in excess of the Ownership Limit; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such excess shares of Equity Stock.
(iii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the outstanding Equity Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such Equity Stock which would be otherwise Beneficially Owned by the transferee; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.
(iv) Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT, shall be void ab initio as to the Transfer of the shares of Equity Stock that would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.
(v) If the Board of Directors or its designee shall at any time determine in good faith that a Transfer of Equity Stock has taken place in violation of this Section 2(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) or Constructive Ownership of any Equity Stock of the Corporation in violation of this Section 2(b), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of Section 2(b)(ii), Section 2(b)(iii) or Section 2(b)(iv) of this Article V shall automatically result in the conversion and exchange described in Section 2(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this Article V.
(c) Automatic Conversion of Equity Stock into Excess Stock.
Subject to Section 5(a) of this Article V below,
(i) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 2(f) of this Article V, such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall automatically (and without action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.
(ii) If, notwithstanding the other provisions in this Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation that, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, then the shares of Equity Stock being Transferred, or resulting from any other change in the capital structure of the Corporation, that would cause the Corporation to be closely held” within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be, (rounded up to the nearest whole share) shall automatically (and without any action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.
(d) The Corporation’s Right to Redeem Stock. The Corporation shall have the right to redeem any Stock that is Transferred, or is attempted to be Transferred, in violation of Section 2(b) of this Article V, at a price per share equal to the lesser of (i) the price per share in the transaction that created such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price of the class of Equity Stock to which such shares of Excess Stock relate on the date the Corporation, or its designee, gives notice of such redemption. The Corporation shall have the right to redeem any Stock described in this Section for a period of 90 days after the later of (i) the date of the Transfer or attempted Transfer or (ii) the date the Board of Directors determines in good faith that a Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(e) of this Article V.
(e) Notice Requirements and General Authority of the Board of Directors to Implement REIT-Related Restrictions and Limitations.
(i) Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 2(b) of this Article V, and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee such that Equity Stock proposed to be acquired is converted into Excess Stock under Section 2(c) of this Article V, shall immediately give written notice or in the event of a proposed or attempted Transfer, give at least 15 days’ prior written notice to the Corporation, of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.
(ii) Prior to the Restriction Termination Date, every Beneficial Owner or Constructive Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation’s status as a REIT; and
(iii) Prior to the Restriction Termination Date, each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may reasonably request in order to determine the Corporation’s status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

(iv) Each certificate for Equity Stock shall bear substantially the following legends:
“The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock.
Such request may be made to the secretary of the Corporation or to its transfer agent.”
“Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.”
“The securities represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation’s maintenance of its status as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own Equity Stock in excess of 9.8%, (in value or in number of shares of Equity Stock, whichever is more restrictive) of the outstanding Equity Stock of the Corporation, with further restrictions and exceptions set forth in the Charter of the Corporation. There shall be no Transfer that would cause a violation of the Ownership Limit, that would result in Equity Stock of the Corporation being Beneficially Owned by fewer than 100 persons or that would result in the Corporation’s being “closely held” under section 856(h) of the Code. Any Person who attempts or proposes to own, Beneficially Own or Constructively Own Equity Stock in excess of the above limitation must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer to such Person. If attempt is made to violate these restrictions on Transfers, (i) any purported Transfer will be void and will not be recognized by the Corporation, (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby will be automatically converted into and exchanged for Excess Stock (having no dividend or voting rights), which will be held in trust by the Corporation. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and transfer, will be sent without charge to each stockholder who directs a request to the Secretary of the Corporation.”
(v) Subject to Section 2(f)(iii) of this Article V, nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.
(f) Exemptions.
(i) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days’ written notice from a Transferee prior to a proposed Transfer that, if consummated, would result in the intended Transferee Beneficially Owning Equity Stock in excess of the Ownership Limit, and upon such other conditions as the Board of Directors may direct, may in its sole and absolute discretion exempt a Person from the Ownership Limit.
(ii) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board Directors, may in its sole and absolute discretion exempt a Person from the limitation on a Person Constructively Owning Equity Stock in excess of the Ownership Limit, if (x) such Person does not and represents that it will not directly own or Constructively Own more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in a tenant of the Corporation; (y) the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact; and (z) such Person agrees that any violation or attempted violation of such representations, undertakings and agreement will result in such Equity Stock in excess of the Ownership Limit being converted into and exchanged for Excess Stock in accordance with Section 2(c) of this Article V.

(iii) Nothing in this Article V shall preclude the settlement of a transaction entered into through the facilities of any interdealer quotation system or national securities exchange upon which Equity Stock is traded. Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock as set forth in this Article V.
(iv) The ownership restrictions set forth in this Section 2 of this Article V shall not apply until the effective date of the merger between the Corporation and EastGroup Properties, a Maryland real estate investment trust.
SECTION 3. CLASSIFICATION AND RECLASSIFICATION OF STOCK.
(a) Power of Board to Classify or Reclassify Stock. The Board of Directors shall have the power, in its sole discretion and without limitation, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:
(i) The distinctive designation of such class or series and the number of shares which constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.
(ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.
(iii) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.
(iv) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.
(v) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.
(vi) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidations dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.
(vii) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

(viii) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.
(b) Ranking of Stock. For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:
(i) Prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.
(ii) On a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series.
(iii) Junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.
SECTION 4. COMMON STOCK.
Subject to the provisions of Sections 2 and 5 of this Article V, the Common Stock shall have the following preferences, rights, powers, restrictions, limitations and qualifications, and such others as may be afforded by law:
(a) Voting Rights. Except as may otherwise be required by law, and subject to action, if any, by the Board of Directors, pursuant to Section 3 of this Article V, each holder of Common Stock shall have one vote in respect of each share of Common Stock held of record on all matters to be voted upon by the stockholders. Holders of shares of Common Stock shall not have cumulative voting rights.
(b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of preferred stock, if any, fixed by the Board of Directors pursuant to Section 3 of this Article V, shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of preferred stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of shares of Common Stock held by them, such dividends or other distributions as may be declared from time to time by the Board of Directors out of funds legally available therefor.
(c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to Section 3 of this Article V, to be distributed to the holders of any then outstanding preferred stock, and subject to the right, if any, of the holders of any outstanding preferred stock to participate further in any liquidating distributions, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the Common Stock, ratably in proportion to the number of shares of Common Stock held by them. For purposes of making liquidating distributions pursuant to this Section 4(c) of this Article V, Excess Stock shall be included as part of the preferred stock and the Common Stock to the extent provided in Section 5(e) of this Article V below.
(d) Conversion Rights. Each share of Common Stock is convertible into Excess Stock as provided in Section 2(c) of this Article V.
SECTION 5. EXCESS STOCK.
(a) Condition to Issuance. The provisions of this Article V to the contrary notwithstanding, the automatic conversion and exchange of certain Equity Stock into Excess Stock in the circumstances provided for in Section 2(c) of this Article V shall be deemed not to have occurred, nunc pro tunc, if the Corporation shall have determined, in the sole and absolute discretion of the Board of Directors, that the issuance by the Corporation of Excess Stock would cause the Corporation to fail to satisfy the organizational and operational requirements that must be met for the Corporation to qualify for treatment as a REIT.
(b) Ownership of Excess Stock in Trust. Upon any purported Transfer that results in Excess Stock pursuant to Section 2(c) of this Article V, such Excess Stock shall not be issued in certificated form but shall be held by the Corporation, in book entry form, as Trustee in Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 5(f) of this Article V. Excess Stock so held in Trust shall be issued and outstanding Stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 5(f) of this Article V. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 5(f) of this Article V.
(c) No Voting Rights. Except as required by law, Excess Stock shall not be entitled to vote on any matters.
(d) No Dividend Rights. Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Corporation that Equity Stock had been converted into Excess Stock shall be repaid to the Corporation upon demand.
(e) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of share(s) of Excess Stock shall be entitled to receive that portion of the assets of the Corporation that would have been distributed to the Equity Stock in respect of which the Excess Stock was issued.
The Corporation, as holder of the Excess Stock in Trust or, if the Corporation has been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation.
(f) Restrictions on Transfer; Designation of Beneficiary.
(i) Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in Excess Stock), if the Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and the Purported Record Transferee does not receive a price for designating such Beneficiary that reflects a price per share of Excess Stock that exceeds (x) the price per share that such Purported Record Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock; or (y) if the Purported Record Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall automatically be exchanged for an equal number of shares of Equity Stock, and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such Equity Stock would not be Excess Stock in the hands of such Beneficiary. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its redemption rights under Section 2(d) of this Article V.
(ii) Notwithstanding the foregoing, if a Purported Record Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under Section 5(f)(i) of this Article V, such Purported Record Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.
(g) Conversion Right. Each share of Excess Stock is convertible into Equity Stock as provided in Section 2(c) of this Article V.

SECTION 6. GENERAL PROVISIONS.
(a) Interpretation and Ambiguities. The Board of Directors shall have the power to interpret and to construe the provisions of this Article V, including any definition contained in Section 1, and the Board of Directors shall have the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.
(b) Severability. If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.
ARTICLE VI
THE BOARD OF DIRECTORS
SECTION 1. AUTHORIZED NUMBER AND DIRECTORS.
The business and affairs of the Corporation shall be managed by a Board of Directors. The authorized number of directors of the Corporation shall be eight (8), which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The following persons shall be the directors of the Corporation until their successors are duly elected and qualified, or until their earlier death, retirement, resignation or removal:
David H. Hoster II
D. Pike Aloian
H. Eric Bolton, Jr.
Donald F. Colleran
Hayden C. Eaves III
Marshall A. Loeb
Mary E. McCormick
Katherine M. Sandstrom
SECTION 2. GENERAL TERM OF OFFICE.
Each director shall serve for a term of one year and until such director’s successor is elected and qualified or until such director’s death, retirement, resignation or removal.
SECTION 3. REMOVAL OF DIRECTORS.
A director may be removed from office but only for cause and only by the affirmative vote of the holders of at least two-thirds of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class.
SECTION 4. FILLING VACANCIES.
Except as may otherwise be provided with respect to any rights of holders of preferred stock to elect additional directors, or in any agreement relating to the right to designate nominees for election to the Board of Directors, should a vacancy on the Board of Directors occur or be created (whether arising through death, retirement resignation or removal), other than through an increase but not a decrease, in the number of authorized directors, such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. A vacancy on the Board of Directors resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the entire Board of Directors. By the vote required to elect a director, the stockholders may fill any vacancy on the Board of Directors resulting from the removal of a director.
SECTION 5. BOARD AUTHORIZATION OF SHARE ISSUANCES.
The Board of Directors of the Corporation may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the Corporation.

SECTION 6. PREEMPTIVE RIGHTS.
No holder of any Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any Stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.
SECTION 7. AMENDMENTS TO THE BYLAWS.
In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal Bylaws of the Corporation by vote of two-thirds of the Board of Directors.
SECTION 8. CERTAIN OTHER DETERMINATIONS BY THE BOARD OF DIRECTORS.
The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock; the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation nor liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets of the Corporation.
SECTION 9. RESERVED POWERS OF THE BOARD OF DIRECTORS.
The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
SECTION 1. RELATED PARTY TRANSACTIONS.
Without limiting any other procedure available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or any officer, director, stockholder or member of such other party (an “Interested Officer/Director”), and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if: (i) the existence is disclosed or known to the Board of Directors, and the contract or transaction is authorized, approved or ratified by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board of Directors; or (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of the stock held of record by the Interested Officers/Directors; or (iii) the contract or transaction is fair and reasonable to the Corporation. Any Interested Officer/Director of the Corporation or the stock owned by them or by a corporation, association, company, trust, partnership (limited or general) or other organization in which an Interested Officer/Director may have an interest, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

SECTION 2. REIT QUALIFICATION.
After the Corporation has initially elected to qualify as a REIT under the Code, the Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provision of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT, provided, however, that if the Board of Directors determines in its discretion, that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. Nothing contained in the Charter shall limit the authority of the Board of Directors to take such action as it in its sole discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the Corporation’s eligibility to be, and preserving the Corporation’s status as, a qualified REIT under the Code.
SECTION 3. STOCKHOLDER ACTIONS.
(a) Stockholder Meetings. Action shall be taken by the stockholders only at annual or special meetings of stockholders, or by unanimous written consent of the holders of all Equity Stock entitled to vote on such action at a meeting of stockholders, if such written consent is accompanied by a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at such meeting.
(b) Special Meetings of the Stockholders. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the President, the Chief Executive Officer, the Chairman of the Board of Directors, or by a majority of the members of the Board of Directors. Special meetings of stockholders of the Corporation shall be called at the request of the holders of a majority of all the votes entitled to be cast at the meeting.
SECTION 4. OTHER CONSIDERATIONS.
The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to (a) the economic effect, both immediate and long-term, upon the Corporation’s stockholders, including stockholders, if any, who do not participate in the transaction; (b) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (c) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (d) whether a more favorable price could be obtained for the Corporation’s stock or other securities in the future; (e) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (f) the future value of the stock or any other securities of the Corporation; (g) any antitrust or other legal and regulatory issues that are raised by the proposal; and (h) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

SECTION 5. STOCKHOLDER PROPOSALS.
For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in Writing to the Secretary of the Corporation in the manner and containing the information required by the Bylaws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Corporations and Associations Article of the Annotated Code of Maryland.
SECTION 6. VOTING REQUIREMENTS.
Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and entitled to vote thereon, except as otherwise provided in the Charter of the Corporation. All mergers, consolidations, share exchanges, recapitalizations or dissolutions to which the Corporation is a party and all sales of all or substantially all the assets of the Corporation shall not be valid and effective unless advised by at least two-thirds of the Board of Directors.
ARTICLE VIII
INDEMNIFICATION OF AGENTS AND LIMITATION OF
LIABILITY OF OFFICERS AND DIRECTORS
SECTION 1. INDEMNIFICATION.
The Corporation shall provide any indemnification permitted by the laws of Maryland and shall indemnify directors, officers, agents and employees as follows: (a) the Corporation shall indemnify its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (b) the Corporation shall indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to such extent as shall be authorized by the Board of Directors or the Corporation’s Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall limit or eliminate the rights granted under indemnification agreements entered into by the corporation and its directors, officers, agents and employees.
SECTION 2. LIMITATION OF LIABILITY.
To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal any of its provisions shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission which occurred prior to such amendment or repeal.
ARTICLE IX
AMENDMENTS
(a) Right to Amend Charter. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by classification, reclassification or otherwise, by a majority of the directors’ adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote on the proposed change, or directing the proposed change to be considered at the next annual stockholders meeting. Unless otherwise provided herein, the proposed change will be effective only if it is adopted upon the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class); provided, however, that any amendment to, repeal of or adoption of any provision inconsistent with Article VI, Article VIII or this Article IX will be effective only if it is also advised by at least two-thirds of the Board of Directors.
(b) Certain Amendments Requiring Special Stockholder Vote. Any provision of the Charter of the Corporation to the contrary notwithstanding:
(i) no term or provision of the Charter of the Corporation may be added, amended or repealed in any respect that would, in the determination of the Board of Directors, cause the Corporation not to qualify as a REIT under the Code;
(ii) Article VI, Section 3 (removal of directors); Article VIII (indemnification of agents and limitation of liability of officers and directors); and this Article IX shall not be amended or repealed; and
(iii) no provision imposing cumulative voting in the election of directors may be added to the Charter of the Corporation;
unless in each such case, in addition to any vote required by the terms of then outstanding preferred stock, such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of all of the votes entitled to be cast on the matter.
SECOND: The amendment to and restatement of the Charter as hereinabove set forth has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.
THIRD: The current address of the principal office of the Corporation is as set forth in ARTICLE IV of the foregoing amendment and restatement of the original Charter.
FOURTH: The name and address of the Corporation’s current resident agent is as set forth in ARTICLE IV of the foregoing amendment and restatement of the original Charter.
FIFTH: The number of directors of the Corporation and the names of those currently in office are as set forth in ARTICLE VI of the foregoing amendment and restatement of the original Charter.
SIXTH: This amendment and restatement of the Charter did not increase the authorized stock of the Corporation, which is set forth in Article V of the foregoing amendment and restatement of the original Charter.
SEVENTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Chief Financial Officer on this    day of   , 2021.
ATTEST:	EASTGROUP PROPERTIES, INC.

Brent W. Wood Chief Financial Officer	Marshall A. Loeb Chief Executive Officer

APPENDIX B
AMENDED AND RESTATED BYLAWS
OF
EASTGROUP PROPERTIES, INC.
A Maryland Corporation

EASTGROUP PROPERTIES, INC.
AMENDED AND RESTATED BYLAWS
B-i

B-ii

EASTGROUP PROPERTIES, INC.
AMENDED AND RESTATED BYLAWS
Effective    , 2021
ARTICLE I
OFFICES
Section 1. PRINCIPAL OFFICE
The principal office of the Corporation shall be located at such place as the Board of Directors may designate.
Section 2. ADDITIONAL OFFICES
The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
STOCKHOLDERS
Section 1. ANNUAL MEETING
The annual meeting of stockholders shall be held on the date and at the time as the Board of Directors designates. At each annual meeting, the stockholders shall elect members of the Board of Directors and transact any other business as may be properly brought before the meeting. Failure to hold an annual meeting does not invalidate the Corporation’s existence or affect any otherwise valid corporate acts.
Section 2. SPECIAL MEETING
At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the President, the Chief Executive Officer or the Chairman of the Board of Directors by vote of a majority of the Board of Directors at a meeting or in writing (addressed to the Secretary of the corporation) with or without a meeting. Special meetings of the stockholders shall also be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making the request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders’ payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting.
Section 3. PLACE OF MEETINGS
Meetings of stockholders shall be held at such place in the United States as is set from time to time by the Board of Directors.
Section 4. NOTICE
Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give notice in writing or by electronic transmission to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. Such notice shall state the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by applicable law, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder’s residence or usual place of business, mailed to the stockholder at his or her address as it appears on the records of the Corporation, or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at the shareholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the shareholder by an electronic transmission to any address or number of the shareholder at which the shareholder receives electronic transmissions. A single notice to all shareholders who share an address shall be effective as to any shareholder at such address who consents to such notice or after having been notified of the Corporation’s intent to give a single notice fails to object in writing to such single notice within 60 days. Failure to give notice of any meeting to one or more shareholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II, or the validity of any proceedings at any such meeting.

Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting delivers a written waiver or a waiver by electronic transmission which is filed with the records of the stockholders’ meetings, or is present at the meeting in person or by proxy.
Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by applicable law or the Charter to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.
Section 5. ORGANIZATION AND CONDUCT
Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the Chairman of the Board or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting: the Vice Chairman of the Board, if there is one, the Chief Executive Officer, the President, the Vice Presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the shareholders by the vote of a majority of the votes cast by shareholders present in person or by proxy. The Secretary or, in the Secretary’s absence, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, an individual appointed by the Board of Directors, or in the absence of such appointment, an individual appointed by the chairman of the meeting, shall act as Secretary. In the event that the Secretary presides at a meeting of the shareholders, an Assistant Secretary, or in the absence of Assistant Secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of shareholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless otherwise determined by the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 6. QUORUM
Unless applicable law or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under applicable law or the Charter of the Corporation for the vote necessary for the adoption of any measure. The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders that results in less than a quorum being present. Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.
Section 7. VOTING
A majority of all the votes cast in an election for a director at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director; provided, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which there are more candidates for director than there are board seats to be voted upon at such meeting. For purposes of this paragraph, a majority of all the votes cast in an election for directors means that the number of shares voted “for” a candidate for director must exceed the number of votes cast “against” or “withheld” with respect to that candidate. Votes “against” or “withheld” with respect to a candidate for director will count as votes cast with respect to that candidate, but “abstentions” and broker non-votes, if any, with respect to that candidate will not count as votes cast with respect to the candidate. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by applicable law or by the Charter of the Corporation. Unless otherwise provided in the Charter and other than Excess Stock of the Corporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.
Section 8. PROXIES
A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder’s authorized agent signing the writing or causing the stockholder’s signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization for the person to act as proxy to the person or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic transmission or telephonic means. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities. A proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.
Section 9. LIST OF STOCKHOLDERS
At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.
Section 10. VOTING OF STOCK BY CERTAIN HOLDERS
Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.
Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.
Section 11. INSPECTORS
At all meetings of stockholders, unless the voting is conducted by an inspector, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the chairman, the vote upon any election or question shall be taken by ballot and, upon like demand or order, the voting shall be conducted by an inspector, in which event the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided, by such inspector. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by an inspector. The stockholders at any meeting may choose an inspector to act at such meeting, and in default of such election the chairman of the meeting may appoint an inspector. No candidate for election as a director at a meeting shall serve as an inspector thereat.
Each report of an inspector shall be in writing and signed by him, her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
Section 12. NOMINATIONS AND STOCKHOLDER BUSINESS
(a) Annual Meeting of Stockholders.
(1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting (or any supplement or amendment thereto), (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who (a) was a stockholder of record at the time of giving notice provided for in this Section 12 and at the time of the meeting, (b) is entitled to vote at the meeting, without qualification, and (c) who complied with the notice procedures set forth in this Section 12 as to such business or nomination; clause (iii) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.
(2) Without qualification, for nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(l) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation regardless of whether the stockholder’s proposal is intended to be included in the Corporation’s proxy materials or in the stockholder’s materials, and any other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.
(3) To be in proper form, such stockholder’s notice (whether given pursuant to Section 12(a)(2) or Section 12(b)) shall set forth (a) as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business and any material interest of any Stockholder Associated Person (as defined below) in such business, individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, and (b) as to the stockholder giving the notice and any Stockholder Associated Person (i) the name and record address (and current address, if different) of the stockholder and the Stockholder Associated Person, (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned or owned of record by the stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and the number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person, (iii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Corporation, and a general description of whether and the extent to which such stockholder or such Stockholder Associated Person has engaged in such activities with respect to shares of stock or other equity interests of any other company, and (iv) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of other business on the date of such stockholder’s notice. For purposes of these Bylaws, “Stockholder Associated Person” shall mean, with respect to any stockholder, (x) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (z) any person controlling, controlled by or under common control with such Stockholder Associated Person.
(4) Notwithstanding anything in the second sentence of paragraph (a) (1) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.
(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting; (ii) by or at the direction of the Board of Directors; or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who (a) is a stockholder of record at the time of giving of notice provided for in this Section 12 and at the time of the special meeting, (b) is entitled to vote at such meeting, and (c) complies with the notice procedures set forth in this Section 12 as to nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by this Section 12 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 12(d)) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.
(c) General.
(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the Charter or these Bylaws, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.
(2) For purposes of this Section 12, “public announcement” shall mean disclosure in (i) a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12, provided, however, that any references in this Section 12 to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1(a)(1)(iii) or Section 1(b) of this Section 12. Nothing in this Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(d) Submission of Questionnaire, Representation and Agreement. Unless otherwise waived by the Secretary of the Corporation, to be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 12(a)(2)) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (3) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.
Section 13. INFORMAL ACTION BY STOCKHOLDERS
Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it. Meetings shall not be held by means of a conference telephone or other communications equipment.
ARTICLE III
DIRECTORS
Section 1. GENERAL POWERS; QUALIFICATIONS
The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by applicable law or by the Charter or these Bylaws.
Section 2. NUMBER AND TENURE
The Corporation shall have the number of directors provided in the Charter until changed as herein provided. Except as the Charter provides otherwise, a majority of the entire Board of Directors may alter the number of directors set by the Charter to not exceeding 15 nor less than the minimum number required by Maryland law, but the action may not affect the tenure of office of any director. Each director shall hold office for a term of one year and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.
Section 3. REGULAR MEETINGS
After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board, the President or the Chairman, with notice in accordance with

Section 6 of this Article III, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders’ meeting. Any other regular meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors.
Section 4. SPECIAL MEETINGS
Special meetings of the Board of Directors may be called at any time by or at the request of the Chairman of the Board, the President or by a majority of the directors then in office by vote at a meeting, or in writing with or without a meeting. The person or persons authorized to call special meetings of the Board of Directors may fix the date, time and place, either within or without the State of Maryland, as the date, time and place for holding any special meeting of the Board of Directors called by them. In the absence of such designation the meeting shall be held at such place as may be designated in the call of the meeting. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.
Section 5. VACANCY ON BOARD
The stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director. A director elected by the stockholders to fill a vacancy which results from the removal of a director serves for the balance of the term of the removed director. A majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause except an increase in the number of directors, and a majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is elected and qualifies.
Section 6. NOTICE
Except as provided in Section 3 of this Article III, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall be in writing or delivered by electronic transmission and shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to the director, left at the director’s residence or usual place of business, or sent by electronic mail, telegraph or facsimile transmission, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who waives such notice if the director, before or after the meeting, delivers a written waiver or a waiver by electronic transmission which is filed with the records of the meeting. Any meeting of the Board of Directors, regular or special, may be adjourned from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.
Section 7. QUORUM
A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.
Section 8. VOTING
The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable law.
Section 9. TELEPHONE MEETINGS
Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

Section 10. INFORMAL ACTION BY DIRECTORS
Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each director and such consent is filed in paper or electronic form with the minutes of proceedings of the Board of Directors.
Section 11. COMPENSATION
Unless restricted by the Charter, the Board of Directors shall have the authority to fix the compensation of directors.
Section 12. REMOVAL OF DIRECTORS
The stockholders may remove any director or the entire Board of Directors in the manner provided in the Charter of the Corporation.
Section 13. RESIGNATION
Any director or member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time of receipt by the Chairman of the Board, the President or the Secretary or at such later time specified therein. Acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
Section 14. LOSS OF DEPOSIT
No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.
Section 15. SURETY BONDS
Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.
Section 16. RELIANCE
Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.
Section 17. CERTAIN RIGHTS OF DIRECTORS
The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.
Section 18. RATIFICATION
The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter and, if so ratified, shall have the same force and effect as if the action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders.
ARTICLE IV
COMMITTEES
Section 1. NUMBER, TENURE AND QUALIFICATIONS
The Board of Directors may appoint from among its members all committees it deems advisable, including but not limited to an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2. POWERS
The Board of Directors may delegate to committees appointed under Section 1 of this Article IV any of the powers of the Board of Directors, except as prohibited by law.
Section 3. RULES; MEETINGS
Unless the Board of Directors provides otherwise, each committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of such committee shall provide. Committee meetings may be called by the chairman of the committee, if any, or any two committee members. Notice for such meetings as well as waiver of notice for such meetings of the committee shall be made as contemplated by Article III, Section 6 hereof. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep regular minutes of its meetings and deliver such minutes to the Board of Directors.
Section 4. TELEPHONE MEETINGS
Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.
Section 5. INFORMAL ACTION BY COMMITTEES
Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the committee and such consent is filled in paper or electronic form with the minutes of proceedings of such committee.
Section 6. TENURE
Subject to Section 1 of this Article IV, the Board of Directors shall have the exclusive power at any time, through the approval by the affirmative vote of a majority of a quorum of the Board of Directors, to appoint directors to fill vacancies in, change the membership of, or discharge any committee. Each member of a committee shall continue as a member thereof until the expiration of his or her term as a director, or his or her earlier death, resignation as a member of such committee or as a director, unless sooner removed as a member of such committee by a vote of a majority of the quorum of the Board of Directors or as a director in accordance with these Bylaws.
ARTICLE V
OFFICERS
Section 1. GENERAL PROVISIONS
The officers of the Corporation shall include a President, a Secretary and a Treasurer and may include a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The Chairman of the Board shall be a director, other officers need not be directors. Any two or more offices except president and vice president may be held by the same person.
Section 2. ELECTION, TENURE AND REMOVAL OF OFFICERS
The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. All officers shall be appointed to hold their offices, respectively, during the pleasure of the Board or until his or her earlier resignation. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.
Section 3. CHIEF EXECUTIVE OFFICER
The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors designates the Chairman of the Board as Chief Executive Officer. Subject to the control of the Board of Directors and the executive committee (if any), the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he or she may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him or her by the Board of Directors.
Section 4. CHIEF OPERATING OFFICER
The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.
Section 5. CHIEF FINANCIAL OFFICER
The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.
Section 6. CHAIRMAN OF THE BOARD
The Board of Directors may designate from among its members a Chairman of the Board as an executive or non-executive chairman. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors at which he or she shall be present, and the Chairman shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Chairman by the Board of Directors.
Section 7. PRESIDENT
Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness, authorized deeds, mortgages and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, he or she shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and (should the President be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors.
Section 8. VICE PRESIDENTS
The Vice Presidents shall perform such duties and have such powers as the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.
Section 9. SECRETARY
The Secretary shall keep the minutes of the meetings of the stockholders, of the Board of Directors and of any committees, in books provided for that purpose; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; he or she shall be custodian of the records of the Corporation; he or she may witness any document on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required or desired to be under its seal, and, when so affixed, may attest the same. In general, he or she shall perform such other duties customarily performed by a secretary of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer, or the President.

Section 10. TREASURER
The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he or she shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation. In general, he or she shall perform such other duties customarily performed by a treasurer of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer or the President.
Section 11. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS
Each Assistant Treasurer and Assistant Secretary shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as may be assigned to him or her by the Chief Executive Officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer’s absence or inability or refusal to act. The Assistant Secretaries shall exercise the powers of the Secretary during that officer’s absence or inability or refusal to act.
Section 12. RESIGNATION
Any officer or agent may resign at any time by giving written notice to the Board of Directors, or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
ARTICLE VI
FINANCE
Section 1. CONTRACTS
To the extent permitted by applicable law, and except as otherwise prescribed by the Charter of the Corporation or these Bylaws, the Board of Directors or any committee of the Board of Directors within the scope of its delegated authority may authorize any officer, employee or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or such committee and executed by an authorized person.
Section 2. CHECKS AND DRAFTS
All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.
Section 3. DEPOSITS
All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, or any other officer delegated the authority by the Board of Directors may determine.
Section 4. ANNUAL STATEMENT OF AFFAIRS
The President or Chief Financial Officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation’s principal office.

ARTICLE VII
STOCK
Section 1. CERTIFICATES
Shares of the Corporation’s capital stock may be certificated or uncertificated, as provided under Maryland law, and this Section 1 of this Article VII shall not be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of capital stock of any or all of the Corporation’s classes or series without certificates. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the Maryland General Corporation Law, as amended from time to time (“MGCL”) and shall be signed by the officers of the Corporation in the manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.
Section 2. TRANSFERS
The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of capital stock, and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.
Section 3. LOST CERTIFICATE
The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.
Section 4. FIXING OF RECORD DATE
The Board of Directors may set, in advance, a record date for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor more than 90 days before the date on which the action requiring the determination will be taken and, in the case of a meeting of stockholders, the record date shall be at least ten days before the date of the meeting.
If no record date is fixed and the stock transfer books are not closed, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders is the later of: (i) the close of business on the day on which the notice of meeting is mailed, or (ii) the 30th day before the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted, but the payment or allotment may not be made more than 60 days after the date on which the resolution is adopted.
When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been made as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except when the meeting is adjourned to a date more than 120 days or postponed to a date more than 90 days after the record date fixed for the original meeting, in either of which case a new record date for such meeting may be determined as set forth herein.
Section 5. STOCK LEDGER
The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS
The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.
Section 7. CERTIFICATION OF BENEFICIAL OWNERS
The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board in accordance with this Section 7, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.
Section 8. MARYLAND CONTROL SHARE ACQUISITION ACT
Notwithstanding any other provision of the Charter or these Bylaws, the Maryland Control Share Acquisition Act, Sections 3-701 through 3-710 of the Maryland General Corporation Law (“MGCL”), shall not apply to any and all acquisitions by any person of shares of stock of the Corporation.
Section 9. BUSINESS COMBINATIONS
By virtue of resolutions adopted by the Board of Directors prior to or at the time of adoption of this Section 9 of this Article VII, any business combination (as defined in Section 3-601(e) of the MGCL) between the Corporation and any of its present or future stockholders, or any affiliates or associates of the Corporation or any present or future stockholder of the Corporation, or any other person or entity or group of persons or entities, is exempt from the provisions of Title 3, Subtitle 6 of the MGCL entitled “Special Voting Requirements,” including, but not limited to, the provisions of Section 3-602 of such Subtitle. The Board of Directors may not revoke, alter or amend such resolution or otherwise adopt any resolution that is inconsistent with a prior resolution of the Board of Directors that exempts any business combination (as defined in Section 3-601(e) of the MGCL) between the Corporation and any other person, whether identified specifically, generally or by type from the provisions of Title 3, Subtitle 6 of the MGCL without the affirmative vote of a majority of the votes cast on the matter by the holders of the issued and outstanding shares of common stock of the Corporation.
ARTICLE VIII
ACCOUNTING YEAR
The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.
ARTICLE IX
DIVIDENDS
Section 1. DECLARATION
Dividends upon the stock of the Corporation may be authorized by the Board of Directors and declared by the Corporation, subject to the provisions of law and the Charter of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.
Section 2. CONTINGENCIES
Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.
ARTICLE X
INVESTMENT POLICY
Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.
ARTICLE XI
SEAL
Section 1. SEAL
The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its organization. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.
Section 2. AFFIXING SEAL
Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(seal)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE XII
INDEMNIFICATION
Section 1. PROCEDURE
Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the “Indemnified Party”). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The Indemnified Party’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification, or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met, and (ii) a written affirmation by the Indemnified Party of such Indemnified Party’s good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.
Section 2. EXCLUSIVITY, ETC.
The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force.
Section 3. SEVERABILITY; DEFINITIONS
The invalidity or unenforceability of any provision of this Article XII shall not affect the validity or enforceability of any other provision hereof. The phrase “this Bylaw” in this Article XII means this Article XII in its entirety.
ARTICLE XIII
WAIVER OF NOTICE
Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a written waiver or a waiver by electronic transmission from the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any meeting need be set forth in the waiver of notice, unless specifically required by applicable law. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
ARTICLE XIV
SUNDRY PROVISIONS
Section 1. BOOKS AND RECORDS
The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.
Section 2. BONDS
The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.
Section 3. VOTING UPON SHARES IN OTHER CORPORATIONS
Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the President, a Vice President or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.
Section 4. MAIL
Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mail, postage prepaid.
Section 5. EXECUTION OF DOCUMENTS
A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer.

ARTICLE XV
AMENDMENT OF BYLAWS
These Bylaws may be repealed, altered, amended or rescinded by vote of two-thirds of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws; provided that Sections 8 and 9 of Article VII of these Bylaws and this sentence may not be altered, amended or repealed by the Board of Directors unless it shall also obtain the affirmative vote of a majority of the votes cast on the matter by the holders of the issued and outstanding shares of common stock of the Corporation at a meeting of stockholders duly called and at which a quorum is present. In addition, to the extent permitted by law, these Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter, pursuant to a binding proposal that is submitted to the stockholders for approval at a duly called annual meeting or special meeting of stockholders by a stockholder (that provides a timely notice of such proposal which satisfies the notice procedures and all other relevant provisions of Section 12 of Article II of these Bylaws (the “Notice of Bylaw Amendment Proposal”)) (i) that owned shares of common stock of the Corporation in the amount and for the duration of time specified in Rule 14a-8 under the Exchange Act on the date the Notice of Bylaw Amendment Proposal is delivered or mailed to and received by the Secretary of the Corporation in accordance with Section 12 of Article II of these Bylaws and (ii) that continuously owns such shares of common stock of the Corporation through the date of such annual meeting or special meeting of stockholders (and any postponement or adjournment thereof).

EASTGROUP PROPERTIES

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/EGP2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D41963-P51708

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EASTGROUP PROPERTIES, INC.

The Board of Directors recommends you vote FOR all the director nominees listed in proposal 1:

1. Election of Director Nominees to serve for a one-year term until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Nominees:

	For	Against	Abstain
1a. D. Pike Aloian	☐	☐	☐
1b. H. Eric Bolton, Jr.	☐	☐	☐
1c. Donald F. Colleran	☐	☐	☐
1d. Hayden C. Eaves III	☐	☐	☐
1e. David H. Hoster II	☐	☐	☐
1f. Marshall A. Loeb	☐	☐	☐
1g. Mary E. McCormick	☐	☐	☐
1h. Katherine M. Sandstrom	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals 2, 3 and 4:

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2020 Annual Report are available at www.proxyvote.com.

D41964-P51708

EASTGROUP PROPERTIES, INC.
Annual Meeting of Shareholders
May 27, 2021 9:00 a.m., Central Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints MARSHALL A. LOEB and BRENT W. WOOD, or either of them, as Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of common stock, $0.0001 par value per share, of EastGroup Properties, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held virtually at www.virtualshareholdermeeting.com/EGP2021, on Thursday, May 27, 2021, at 9:00 a.m., Central Daylight Time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders with respect to such meeting, the proxy statement and the 2020 annual report, and revokes any proxy heretofore given with respect to such meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. The Board of Directors recommends a vote FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. If no direction is made, this Proxy will be voted FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4, and will be voted in the discretion of the Proxies named herein with respect to any additional matter as may properly come before the Meeting or any adjournment or postponement thereof. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote the shares unless you sign and return this card.

Continued and to be signed on reverse side